UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report dated November 30, 2007	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that during the six-month period covered by this report your Fund provided tax-free income and solid performance from a carefully selected portfolio of municipal bonds. Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report.

As we begin a new year, no one knows for certain what the future will bring. But one thing we do know is that a well-balanced portfolio – often including municipal bonds – can provide diversification that can reduce overall investment risk. To learn more about the potential benefits of portfolio diversification, we encourage you to consult a trusted financial advisor. He or she should be able to help you understand how a municipal bond investment like your Nuveen Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

I also wanted to update you on some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affected the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

January 15, 2008

“But one thing we do know is that a well-balanced portfolio – often including municipal bonds – can provide diversification that can reduce overall investment risk.”

Semi-Annual Report    Page 1

Portfolio Managers’ Comments for the Nuveen Georgia,

Louisiana, North Carolina and Tennessee Municipal Bond Funds

Portfolio managers Scott Romans and Daniel Close examine key investment strategies and the performance of the Nuveen Georgia, Louisiana, North Carolina and Tennessee Municipal Bond Funds. Scott, who has 7 years of investment experience, began managing the Louisiana Fund in 2003. Dan has 6 years of investment experience and began managing the Georgia, North Carolina and Tennessee Funds in March 2007.

How did the Funds perform during the six-month period ended November 30, 2007?

The table on page three provides total return performance information for the four Funds for the six-month, one-year, five-year, and ten-year periods ended November 30, 2007. Each Fund’s performance is compared with its respective state-specific Lehman Brothers Municipal Bond Index, the national Lehman Brothers Municipal Bond Index, and its corresponding Lipper peer fund category average. The factors determining the performance of each Fund are discussed later in this report.

For the six-month period covered by this report, all four Funds’ Class A shares at net asset value outperformed their respective Lipper peer group averages. The Louisiana and Tennessee Funds also outpaced their respective state-specific Lehman Brothers Indexes, while lagging the national Lehman Brothers Index. The Georgia and North Carolina Funds underperformed their respective state-specific and national Lehman Brothers indexes.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

Our management strategies were consistent across all four Funds, although our ability to implement those strategies depended on the individual characteristics of each of the portfolios as well as market conditions within each state. Below we provide more specific information about the performance and management of each Fund.

During the first half of the six-month reporting period, the municipal bond market was relatively subdued. Yields moved slightly upward, while bond prices fell modestly (bond yields and prices move in opposite directions). In August, however, market conditions changed dramatically. The subprime mortgage crisis left investors worried about potential exposure to bad debts. As these worries grew, the municipal market became less liquid, and credit spreads – the premium paid to investors for taking on added credit risk – widened considerably, causing lower-rated bonds to underperform higher-rated issues.

Nuveen Georgia Municipal Bond Fund

As credit spreads widened beginning in August and fixed-income investors flocked to less-risky securities, the portfolio’s lower-quality positions lagged. Much of our lower-rated exposure was in the health care and industrial development revenue sectors. In contrast, our allocation to very-high-quality debt – pre-refunded,1 general obligation (GO), and other tax-backed bonds – proved very helpful.

Because most of Georgia’s municipal issuance tends to be of high quality, we found relatively few opportunities to add lower-rated bonds at attractive prices following the market’s downturn. Instead, we were fairly active in adding high-quality essential

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

1	Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Semi-Annual Report    Page 2

Class A Shares—

Average Annual Total Returns

as of 11/30/07

	6-Month	1-Year	5-Year	10-Year
Nuveen Georgia Municipal Bond Fund A Shares at NAV A Shares at Offer	1.66% -2.61%	1.19% -3.04%	4.51% 3.61%	4.60% 4.15%
Lipper Georgia Municipal Debt Funds Category Average[1]	1.38%	1.18%	3.64%	4.25%
Lehman Brothers Georgia Municipal Bond Index[2]	2.92%	3.11%	4.52%	5.23%
Lehman Brothers Municipal Bond Index[3]	2.40%	2.71%	4.68%	5.30%

Nuveen Louisiana Municipal Bond Fund A Shares at NAV A Shares at Offer	2.15% -2.13%	2.53% -1.77%	4.49% 3.60%	4.68% 4.24%
Lipper Louisiana Municipal Debt Funds Category Average[1]	1.63%	2.01%	3.87%	4.36%
Lehman Brothers Louisiana Municipal Bond Index[2]	1.49%	1.85%	5.02%	5.35%
Lehman Brothers Municipal Bond Index[3]	2.40%	2.71%	4.68%	5.30%

Nuveen North Carolina Municipal Bond Fund A Shares at NAV A Shares at Offer	1.34% -2.95%	1.21% -3.07%	4.23% 3.33%	4.59% 4.14%
Lipper North Carolina Municipal Debt Funds Category Average[1]	0.76%	0.71%	3.64%	4.18%
Lehman Brothers North Carolina Municipal Bond Index[2]	2.97%	3.44%	4.61%	5.28%
Lehman Brothers Municipal Bond Index[3]	2.40%	2.71%	4.68%	5.30%

	6-Month	1-Year	5-Year	10-Year

Nuveen Tennessee Municipal Bond Fund A Shares at NAV A Shares at Offer	2.29% -1.97%	2.43% -1.85%	4.59% 3.70%	4.70% 4.25%
Lipper Tennessee Municipal Debt Funds Category Average[1]	1.46%	1.52%	4.06%	4.39%
Lehman Brothers Tennessee Municipal Bond Index[2]	1.21%	1.25%	4.29%	5.17%
Lehman Brothers Municipal Bond Index[3]	2.40%	2.71%	4.68%	5.30%

Returns quoted represent past performance, which is no guarantee of future results. Returns less than one year are cumulative. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Georgia Municipal Debt Funds Category Average contained 27, 27, 26 and 22 funds, the Lipper Louisiana Municipal Debt Funds Category Average had 13, 13, 13 and 11 funds, the Lipper North Carolina Municipal Debt Funds Category Average had 32, 32, 25 and 23 funds, and the Lipper Tennessee Municipal Debt Funds Category Average had 14, 14, 10 and 10 funds for the six-month, one-year, five-year and ten-year periods ended November 30, 2007, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Georgia Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Georgia bonds with maturities of two years or greater. The Lehman Brothers Louisiana Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Louisiana bonds with maturities of two years or greater. The Lehman Brothers North Carolina Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt North Carolina bonds with maturities of two years or greater. The Lehman Brothers Tennessee Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Tennessee bonds with maturities of two years or greater. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Semi-Annual Report    Page 3

service bonds – securities issued to fund vital community projects. For example, we added five AAA-rated tax supported bond issues with final maturities ranging from 17 to 30 years. Additional purchases included several water/sewer bond deals with 2037 maturities and an A-rated health care issue maturing in 2035. All of these purchases enabled us to keep the Fund’s duration within our target and provided what we believed were good values for our shareholders.

Duration positioning had an overall negative impact on the Georgia Fund’s performance. Being relatively underexposed to short-duration securities – which performed well as the market became more risk-averse in the second half of the period – detracted from total returns. A modest overweighting in longer-duration bonds also hurt, as these more-interest-rate-sensitive securities saw the worst performance along the yield curve. The portfolio did, however, benefit from exposure to the curve’s intermediate segment, which outperformed during the past six months.

When selling securities, we largely focused on shorter-duration pre-refunded bonds. As these securities gained in value, we took advantage of market conditions to sell them at favorable prices.

Nuveen Louisiana Municipal Bond Fund

The Louisiana municipal bond market performed well during the six-month period, continuing to recover from the devastation of Hurricanes Katrina and Rita in 2005. As rebuilding efforts continue, Louisiana’s economy has rebounded and investors have become more comfortable with the credit quality underlying bonds issued from within that state. Many of the portfolio’s top-performing positions were pre-refunded bonds, which benefited from their backing by very-high-quality securities, in many cases U.S. Treasury bonds. One particularly noteworthy contribution came from the Fund’s holdings in New Orleans convention center bonds, some of which were pre-refunded during the period. Because of this facility’s notoriety in the wake of Hurricane Katrina, many investors were wary of investing in these securities. After careful research, we remained confident in the issuer’s underlying credit quality. That confidence was rewarded, as these bonds saw significant price appreciation during the period that greatly contributed to the Fund’s performance.

The Fund’s relative exposure to lower-rated securities contributed to underperformance. In particular, our bonds backed by tobacco settlement revenues were the Fund’s worst performers overall. Tobacco debt did poorly for two main reasons – its lower rating caused these bonds to underperform as credit spreads widened and supply factors also contributed to devaluation as significant new issuance during the period further pushed down bond values in the sector. Also underperforming were some of our longest-duration holdings – including an inverse-floating-rate security as these more interest-rate-sensitive positions lagged amid the challenging market conditions.

We added relatively few new positions to the portfolio. One new purchase, which took place early in the period, was a bond issued to fund a lower-rated refinery project and backed by a highly rated oil company. At the time, these bonds were selling at what we believed were fairly attractive spreads to the benchmark AAA-rated scale – although those spreads widened further as the period progressed and the market backdrop deteriorated. Other recent purchases included an uninsured A-rated hospital bond issue as well as a bond issue insured by CIFG. In the latter case, investors had some concerns about this insurer’s exposure to subprime debt. After careful analysis, we judged that the unusually attractive yield spreads for an insured bond was most likely to offer more than adequate compensation for the risk related to this particular insurer’s credit-worthiness.

Effective October, 2007 the Fund may now invest a portion of its portfolio in bonds with below-investment-grade credit ratings (below BBB). Late in the period, we took advantage of this ability, purchasing a chemical factory bond issue with ratings of Ba3/BB+ and a relatively high 6.75 percent yield. Based on our careful credit analysis, we concluded that this issuer represented a good addition to the portfolio.

Semi-Annual Report    Page 4

Nuveen North Carolina Municipal Bond Fund

The Fund’s duration positioning detracted from our overall performance over the period. Specifically, a modest overweighting in longer-dated bonds and an underweighting in positive-performing shorter-duration bonds weighed on results. However, our allocation to intermediate-duration securities performed well overall and tempered the Fund’s duration-related underperformance.

As in the other portfolios, the Fund’s lower-rated bonds were generally weak performers. However, because North Carolina is another state whose issuance is of relatively high quality, our allocation to BBB-rated bonds contributed to the Fund’s relative performance.

A noteworthy positive was the Fund’s derivative positions, which we had implemented to help maintain the Fund’s duration within target levels and which we sold later in the period. We invested a small portion of the Fund in a forward interest-rate swap tied to LIBOR (London Inter-bank Offered Rate). With this derivative position, we were able to reduce the portfolio’s volatility and manage its duration without being forced to sell positions in the portfolios that we believed were attractive. During the six-month period, this derivative position outperformed the municipal market generally and added to the Fund’s total returns. An underweighting in pre-refunded bonds proved to be a negative, as investors were eager to purchase these and other very-high-quality securities in an increasingly uncertain market.

During the period, we purchased seven certificate-of-participation (COP) deals with maturities ranging from 2023 to 2030. All of these issues were used to finance school districts or other essential service projects. COPs are similar to General Obligation (G.O.) debt but typically feature credit ratings one notch lower than a municipality’s GO rating due to the bond’s annual appropriation feature. As a result, we were able to obtain what we believed were very good values on these securities.

Additional purchases included three new lower-rated health care bonds with maturities ranging from 20 to 30 years and which we believed offered good values. We also added a variety of higher-quality bonds, including a 20-year water/sewer issue, a 30-year Charlotte airport bond issue, and several higher-education bonds with maturities exceeding 30 years.

Nuveen Tennessee Municipal Bond Fund

Overall, duration positioning added to the Fund’s performance during the period. We were overweighted in the intermediate part of the yield curve, which generally outperformed. A relative underweighting in the market’s longest-duration bonds also proved beneficial, as did an overweighting in short-duration pre-refunded securities. Another source of outperformance came from a modest derivative position in a forward interest rate swap, which outpaced the municipal market as a whole. As in the North Carolina Fund, this derivative exposure allowed us to reduce the portfolio’s volatility as well as keep its duration within our target.

The majority of our management activity centered on essential service bonds, which we believed would be less vulnerable to a potential slowdown in the economy. Recent purchases included a water/sewer issue offering coupon income of 5.25 percent and a 2042 maturity date, as well as some school district debt with maturities ranging from 2025 to 2031. These purchases were funded in part with the sale of nonessential services bonds, such as a lower-rated issue backed by General Motors. We sold this position early in the period at a time when demand for lower-rated bonds remained high. With this sale, we were able to improve the Fund’s credit quality – very helpful for performance during the second half of the period – and reinvest the proceeds in longer-dated holdings that enabled us to accomplish our duration-management objectives.

A very modest allocation to gas-prepaid bonds was a notable positive for the Fund. These securities – used by municipalities to prepay natural gas costs and control energy spending – make up a significant portion of the Tennessee municipal

Semi-Annual Report    Page 5

market. Fortunately, we owned a few of these securities boosting our results in relative terms.

Recent Market Events

Many of the municipal bonds in the portfolios are covered by policies of insurance, issued by one of several municipal bond insurers, under which the insurer guarantees the timely payment of interest and principal on the bonds. Certain of those insurers, including AMBAC, MBIA and FGIC, historically rated AAA (the highest grade), also insure investment vehicles representing interests in subprime mortgages, which suffered severe credit deterioration during the semi-annual period covered by this report. The defaults and/or credit deterioration of the subprime mortgage investments they insured have caused losses to the insurers, which has reduced the insurers’ capital and called into question the insurers’ continued ability to pay interest and principal on insured bonds for the life of those bonds. One rating agency has already reduced the rating for AMBAC-insured bonds to AA, and other rating agencies may follow, and this rating may fall even further. While the major rating agencies continue to give the other affected insurers their highest rating, as of the date this report was written one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions in the future. The value of the insurance associated with bonds held by the Funds in this report (a component of the value of the bond/insurance combination) generally declined during and after the reporting period, and further credit deterioration or rating downgrades of the insurers could cause further declines in the value of the insurance component of an insured bond, although it has not and should not affect the creditworthiness of the municipal issuer of, and the uninsured value of, the underlying bond.

Dividend Information

Throughout the six-month period, all four Funds maintained their monthly tax-free dividend. Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2007, all of the Funds in this report had negative UNII balances for financial statement purposes and positive UNII balances, based upon our best estimate, for tax purposes.

Semi-Annual Report    Page 6

Fund Spotlight as of 11/30/07 Nuveen Georgia Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.92	$10.97	$10.89	$10.89
Latest Monthly Dividend[1]	$0.0365	$0.0300	$0.0315	$0.0385
Latest Capital Gain[2]	$0.0118	$0.0118	$0.0118	$0.0118
Inception Date	3/27/86	2/18/97	1/04/94	2/14/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 11/30/07
A Shares	NAV	Offer
1-Year	1.19%	-3.04%
5-Year	4.51%	3.61%
10-Year	4.60%	4.15%
B Shares	w/o CDSC	w/CDSC
1-Year	0.66%	-3.24%
5-Year	3.79%	3.61%
10-Year	3.98%	3.98%
C Shares	NAV
1-Year	0.64%
5-Year	3.95%
10-Year	4.04%
R Shares	NAV
1-Year	1.32%
5-Year	4.72%
10-Year	4.82%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.01%	3.84%
30-Day Yield[3]	3.63%	—
SEC 30-Day Yield[3,4]	—	3.47%
Taxable-Equivalent Yield[4,5]	5.36%	5.13%
B Shares	NAV
Dividend Yield[3]	3.28%
30-Day Yield[3]	2.88%
Taxable-Equivalent Yield[5]	4.25%
C Shares	NAV
Dividend Yield[3]	3.47%
30-Day Yield[3]	3.08%
Taxable-Equivalent Yield[5]	4.55%
R Shares	NAV
Dividend Yield[3]	4.24%
SEC 30-Day Yield[3]	3.83%
Taxable-Equivalent Yield[5]	5.66%

Average Annual Total Returns as of 12/31/07
A Shares	NAV	Offer
1-Year	1.56%	-2.71%
5-Year	4.03%	3.15%
10-Year	4.43%	3.98%
B Shares	w/o CDSC	w/CDSC
1-Year	1.12%	-2.79%
5-Year	3.32%	3.14%
10-Year	3.81%	3.81%
C Shares	NAV
1-Year	1.01%
5-Year	3.48%
10-Year	3.87%
R Shares	NAV
1-Year	1.88%
5-Year	4.27%
10-Year	4.66%

Portfolio Statistics
Net Assets ($000)	$221,731
Average Effective Maturity on Securities (Years)	16.05
Average Duration	6.12

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.82%	0.80%	5/31/07
Class B	1.58%	1.56%	5/31/07
Class C	1.37%	1.35%	5/31/07
Class R	0.62%	0.60%	5/31/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid December 3, 2007. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2007.

2	Paid December 5, 2007. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

Semi-Annual Report    Page 7

Fund Spotlight as of 11/30/07 Nuveen Georgia Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Water and Sewer	15.9%
Tax Obligation/General	15.5%
Health Care	15.1%
U.S. Guaranteed	14.9%
Education and Civic Organizations	11.0%
Tax Obligation/Limited	8.7%
Utilities	6.2%
Other	12.7%

1	The percentage of AAA ratings shown in the foregoing chart reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the portfolio rated AAA from the percentage shown in the foregoing chart.

2	As a percentage of total investments as of November 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (6/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/07)	$1,016.60	$1,015.70	$1,013.80	$1,017.70	$1,021.06	$1,017.30	$1,018.30	$1,022.06
Expenses Incurred During Period	$4.04	$7.83	$6.82	$3.03	$4.05	$7.84	$6.83	$3.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and ..60% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Semi-Annual Report    Page 8

Fund Spotlight as of 11/30/07 Nuveen Louisiana Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$11.21	$11.20	$11.18	$11.24
Latest Monthly Dividend[1]	$0.0380	$0.0310	$0.0330	$0.0400
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0507	$0.0507	$0.0507	$0.0507
Inception Date	9/12/89	2/06/97	2/02/94	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 11/30/07
A Shares	NAV	Offer
1-Year	2.53%	-1.77%
5-Year	4.49%	3.60%
10-Year	4.68%	4.24%
B Shares	w/o CDSC	w/CDSC
1-Year	1.77%	-2.15%
5-Year	3.72%	3.55%
10-Year	4.07%	4.07%
C Shares	NAV
1-Year	1.90%
5-Year	3.93%
10-Year	4.12%
R Shares	NAV
1-Year	2.47%
5-Year	4.65%
10-Year	4.91%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.07%	3.90%
30-Day Yield[3]	4.13%	—
SEC 30-Day Yield[3,4]	—	3.96%
Taxable-Equivalent Yield[4,5]	6.00%	5.76%
B Shares	NAV
Dividend Yield[3]	3.32%
30-Day Yield[3]	3.39%
Taxable-Equivalent Yield[5]	4.93%
C Shares	NAV
Dividend Yield[3]	3.54%
30-Day Yield[3]	3.58%
Taxable-Equivalent Yield[5]	5.20%
R Shares	NAV
Dividend Yield[3]	4.27%
SEC 30-Day Yield[3]	4.33%
Taxable-Equivalent Yield[5]	6.29%

Average Annual Total Returns as of 12/31/07
A Shares	NAV	Offer
1-Year	2.97%	-1.32%
5-Year	3.97%	3.09%
10-Year	4.52%	4.07%
B Shares	w/o CDSC	w/CDSC
1-Year	2.20%	-1.74%
5-Year	3.19%	3.01%
10-Year	3.90%	3.90%
C Shares	NAV	w/CDSC
1-Year	2.42%
5-Year	3.39%
10-Year	3.94%
R Shares	NAV
1-Year	2.90%
5-Year	4.11%
10-Year	4.74%

Portfolio Statistics
Net Assets ($000)	$91,469
Average Effective Maturity on Securities (Years)	19.12
Average Duration	7.02

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.97%	0.96%	5/31/07
Class B	1.73%	1.71%	5/31/07
Class C	1.52%	1.50%	5/31/07
Class R	0.77%	0.75%	5/31/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid December 3, 2007. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2007.

2	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.2%.

Semi-Annual Report    Page 9

Fund Spotlight as of 11/30/07 Nuveen Louisiana Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	27.0%
Health Care	17.0%
Tax Obligation/General	16.1%
Housing/Single Family	8.2%
Education and Civic Organizations	8.0%
Utilities	6.0%
Consumer Staples	4.2%
Other	13.5%

1	The percentage of AAA ratings shown in the foregoing chart reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the portfolio rated AAA from the percentage shown in the foregoing chart.

2	As a percentage of total investments as of November 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (6/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/07)	$1,021.50	$1,017.70	$1,018.90	$1,022.60	$1,019.79	$1,016.03	$1,017.04	$1,020.75
Expenses Incurred During Period	$5.33	$9.12	$8.11	$4.37	$5.33	$9.11	$8.10	$4.37

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.80%, 1.60%, and ..86% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Semi-Annual Report    Page 10

Fund Spotlight as of 11/30/07 Nuveen North Carolina Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.34	$10.37	$10.35	$10.37
Latest Monthly Dividend[1]	$0.0345	$0.0280	$0.0295	$0.0360
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0055	$0.0055	$0.0055	$0.0055
Inception Date	3/27/86	2/25/97	10/04/93	2/05/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 11/30/07
A Shares	NAV	Offer
1-Year	1.21%	-3.07%
5-Year	4.23%	3.33%
10-Year	4.59%	4.14%
B Shares	w/o CDSC	w/CDSC
1-Year	0.56%	-3.34%
5-Year	3.47%	3.29%
10-Year	3.96%	3.96%
C Shares	NAV
1-Year	0.73%
5-Year	3.68%
10-Year	4.02%
R Shares	NAV
1-Year	1.38%
5-Year	4.44%
10-Year	4.80%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.00%	3.84%
30-Day Yield[3]	3.53%	—
SEC 30-Day Yield[3,4]	—	3.38%
Taxable-Equivalent Yield[4,5]	5.33%	5.11%
B Shares	NAV
Dividend Yield[3]	3.24%
30-Day Yield[3]	2.78%
Taxable-Equivalent Yield[5]	4.20%
C Shares	NAV
Dividend Yield[3]	3.42%
30-Day Yield[3]	2.98%
Taxable-Equivalent Yield[5]	4.50%
R Shares	NAV
Dividend Yield[3]	4.17%
SEC 30-Day Yield[3]	3.73%
Taxable-Equivalent Yield[5]	5.63%

Average Annual Total Returns as of 12/31/07
A Shares	NAV	Offer
1-Year	1.75%	-2.50%
5-Year	3.80%	2.92%
10-Year	4.44%	3.99%
B Shares	w/o CDSC	w/CDSC
1-Year	0.99%	-2.92%
5-Year	3.02%	2.84%
10-Year	3.83%	3.83%
C Shares	NAV
1-Year	1.26%
5-Year	3.23%
10-Year	3.88%
R Shares	NAV
1-Year	2.02%
5-Year	3.99%
10-Year	4.65%

Portfolio Statistics
Net Assets ($000)	$364,895
Average Effective Maturity on Securities (Years)	17.12
Average Duration	5.88

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.93%	0.90%	5/31/07
Class B	1.68%	1.66%	5/31/07
Class C	1.48%	1.45%	5/31/07
Class R	0.72%	0.69%	5/31/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid December 3, 2007. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2007.

2	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.8%.

Semi-Annual Report    Page 11

Fund Spotlight as of 11/30/07 Nuveen North Carolina Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	27.8%
Health Care	12.6%
Education and Civic Organizations	12.1%
Water and Sewer	11.8%
Utilities	7.9%
Tax Obligation/General	7.2%
U.S. Guaranteed	6.8%
Housing/Single Family	5.4%
Transportation	5.0%
Other	3.4%

1	The percentage of AAA ratings shown in the foregoing chart reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the portfolio rated AAA from the percentage shown in the foregoing chart.

2	As a percentage of total investments as of November 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (6/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/07)	$1,013.40	$1,010.50	$1,011.40	$1,015.20	$1,020.45	$1,016.69	$1,017.70	$1,021.46
Expenses Incurred During Period	$4.65	$8.42	$7.41	$3.64	$4.66	$8.45	$7.44	$3.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .92%, 1.67%, 1.47%, and ..72% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Semi-Annual Report    Page 12

Fund Spotlight as of 11/30/07 Nuveen Tennessee Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$11.30	$11.31	$11.29	$11.30
Latest Monthly Dividend[1]	$0.0375	$0.0305	$0.0325	$0.0395
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0655	$0.0655	$0.0655	$0.0655
Inception Date	11/02/87	2/25/97	10/04/93	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 11/30/07
A Shares	NAV	Offer
1-Year	2.43%	-1.85%
5-Year	4.59%	3.70%
10-Year	4.70%	4.25%
B Shares	w/o CDSC	w/CDSC
1-Year	1.67%	-2.27%
5-Year	3.82%	3.65%
10-Year	4.09%	4.09%
C Shares	NAV
1-Year	1.88%
5-Year	4.02%
10-Year	4.13%
R Shares	NAV
1-Year	2.64%
5-Year	4.80%
10-Year	4.92%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.98%	3.81%
30-Day Yield[3]	3.54%	—
SEC 30-Day Yield[3,4]	—	3.39%
Taxable-Equivalent Yield[4,5]	5.23%	5.01%
B Shares	NAV
Dividend Yield[3]	3.24%
30-Day Yield[3]	2.80%
Taxable-Equivalent Yield[5]	4.14%
C Shares	NAV
Dividend Yield[3]	3.45%
30-Day Yield[3]	3.01%
Taxable-Equivalent Yield[5]	4.45%

R Shares	NAV
Dividend Yield[3]	4.19%
SEC 30-Day Yield[3]	3.74%
Taxable-Equivalent Yield[5]	5.52%

Average Annual Total Returns as of 12/31/07
A Shares	NAV	Offer
1-Year	2.92%	-1.40%
5-Year	4.21%	3.31%
10-Year	4.58%	4.13%
B Shares	w/o CDSC	w/CDSC
1-Year	2.16%	-1.77%
5-Year	3.44%	3.27%
10-Year	3.96%	3.96%
C Shares	NAV
1-Year	2.38%
5-Year	3.65%
10-Year	4.01%
R Shares	NAV
1-Year	3.14%
5-Year	4.42%
10-Year	4.78%

Portfolio Statistics
Net Assets ($000)	$329,423
Average Effective Maturity on Securities (Years)	14.40
Average Duration	5.72

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.85%	0.85%	5/31/07
Class B	1.60%	1.60%	5/31/07
Class C	1.40%	1.40%	5/31/07
Class R	0.65%	0.65%	5/31/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid December 3, 2007. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2007.

2	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

Semi-Annual Report    Page 13

Fund Spotlight as of 11/30/07 Nuveen Tennessee Municipal Bond Fund

Bond Credit Quality1,2

Industries2

U.S. Guaranteed	24.7%
Tax Obligation/General	18.9%
Utilities	15.7%
Health Care	12.2%
Water and Sewer	12.1%
Housing/Single Family	4.5%
Other	11.9%

1	The percentage of AAA ratings shown in the foregoing chart reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the portfolio rated AAA from the percentage shown in the foregoing chart.

2	As a percentage of total investments as of November 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (6/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/07)	$1,022.90	$1,019.10	$1,020.20	$1,024.00	$1,020.72	$1,016.96	$1,017.96	$1,021.67
Expenses Incurred During Period	$4.40	$8.19	$7.18	$3.44	$4.40	$8.18	$7.17	$3.44

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .87%, 1.62%, 1.42%, and ..68% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Semi-Annual Report    Page 14

Shareholder

Meeting Report

The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meeting was adjourned to October 22, 2007, for Nuveen Louisiana Municipal Bond Fund.

	Nuveen Georgia Municipal Bond Fund	Nuveen Louisiana Municipal Bond Fund	Nuveen North Carolina Municipal Bond Fund	Nuveen Tennessee Municipal Bond Fund
To approve a new investment management agreement:
For	11,933,566	4,092,081	21,028,691	14,965,860
Against	176,538	120,973	276,968	338,512
Abstain	326,786	78,972	503,332	438,583
Broker Non-Votes	3,584,169	1,516,762	5,177,013	4,679,208
Total	16,021,059	5,808,788	26,986,004	20,422,163

Approval of the Board Members was reached as follows:
Robert P. Bremner
For	15,866,607	5,741,876	26,626,470	19,968,424
Withhold	154,452	66,912	359,534	453,739
Total	16,021,059	5,808,788	26,986,004	20,422,163
Jack B. Evans
For	15,886,318	5,741,876	26,637,907	19,970,311
Withhold	134,741	66,912	348,097	451,852
Total	16,021,059	5,808,788	26,986,004	20,422,163
William C. Hunter
For	15,886,318	5,741,876	26,643,684	19,959,786
Withhold	134,741	66,912	342,320	462,377
Total	16,021,059	5,808,788	26,986,004	20,422,163
David J. Kundert
For	15,866,614	5,741,876	26,633,466	19,966,366
Withhold	154,445	66,912	352,538	455,797
Total	16,021,059	5,808,788	26,986,004	20,422,163
William J. Schneider
For	15,886,318	5,741,876	26,636,790	19,970,311
Withhold	134,741	66,912	349,214	451,852
Total	16,021,059	5,808,788	26,986,004	20,422,163
Timothy R. Schwertfeger
For	15,849,864	5,741,876	26,621,428	19,958,570
Withhold	171,195	66,912	364,576	463,593
Total	16,021,059	5,808,788	26,986,004	20,422,163
Judith M. Stockdale
For	15,879,700	5,741,876	26,643,684	19,964,560
Withhold	141,359	66,912	342,320	457,603
Total	16,021,059	5,808,788	26,986,004	20,422,163

Approval of the Board Members was reached as follows:	Nuveen Georgia Municipal Bond Fund	Nuveen Louisiana Municipal Bond Fund	Nuveen North Carolina Municipal Bond Fund	Nuveen Tennessee Municipal Bond Fund
Carole E. Stone
For	15,855,659	5,741,876	26,643,684	19,969,810
Withhold	165,400	66,912	342,320	452,353
Total	16,021,059	5,808,788	26,986,004	20,422,163

To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the current fiscal year
For	15,798,794	5,709,375	26,431,136	20,013,011
Against	74,501	47,317	143,344	147,255
Abstain	147,764	52,096	411,524	261,897
Total	16,021,059	5,808,788	26,986,004	20,422,163

Portfolio of Investments (Unaudited)

Nuveen Georgia Municipal Bond Fund

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 11.0%

	Bulloch County Development Authority, Georgia, Student Housing and Athletic Facility Lease Revenue Bonds, Georgia Southern University, Series 2004:
$1,625	5.250%, 8/01/22 – XLCA Insured	8/14 at 100.00	Aaa	$1,727,635
1,700	5.250%, 8/01/23 – XLCA Insured	8/14 at 100.00	Aaa	1,803,292

1,235	Carrollton Payroll Development Authority, Georgia, Revenue Anticipation Certificates, University of West Georgia, Campus Center Project, Series 2004, 5.250%, 8/01/23 – MBIA Insured	8/14 at 100.00	AAA	1,328,181

1,400	Carrollton Payroll Development Authority, Georgia, Student Housing Revenue Bonds, University of West Georgia, Series 2004A, 5.000%, 9/01/21 – XLCA Insured	9/14 at 100.00	Aaa	1,465,590

3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2001, 5.125%, 10/01/32 – AMBAC Insured	4/12 at 100.00	AAA	3,120,600

1,835	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/17 – MBIA Insured	5/14 at 100.00	AAA	2,010,077

3,000	Fulton County Development Authority, Georiga, General Revenue Bonds, Spelman College, Series 2007, 5.000%, 6/01/32	6/17 at 100.00	Aa3	3,090,360

900	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/37	3/17 at 100.00	N/R	840,591

3,535	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Compass Point LLC Project, Series 2005, 5.000%, 7/01/25 – XLCA Insured	7/15 at 100.00	AAA	3,671,557

2,190	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Center LLC, Series 2005A, 5.000%, 12/01/34 – XLCA Insured	12/15 at 100.00	AAA	2,263,650

	South Regional Joint Development Authority, Georgia, Revenue Bonds, Valdosta State University Parking and Health, Series 2007:
985	4.250%, 8/01/25 (WI/DD, Settling 12/19/07) – XLCA Insured	2/18 at 100.00	Aaa	935,642
1,040	4.500%, 8/01/26 (WI/DD, Settling 12/19/07) – XLCA Insured	2/18 at 100.00	Aaa	1,011,806
1,105	4.500%, 8/01/27 (WI/DD, Settling 12/19/07) – XLCA Insured	2/18 at 100.00	Aaa	1,068,568
23,550	Total Education and Civic Organizations			24,337,549
	Health Care – 13.4%

3,150	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28	12/08 at 102.00	BB+	2,948,747

135	Chatham County Hospital Authority, Savannah, Georgia, Hospital Revenue Bonds, Memorial Health University Medical Center Inc., Series 2004A, 5.500%, 1/01/34	1/14 at 100.00	BBB+	129,669

4,200	Chatham County Hospital Authority, Savannah, Georgia, Hospital Revenue Improvement Bonds, Memorial Health University Medical Center Inc., Series 2001A, 6.125%, 1/01/24	7/11 at 101.00	BBB+	4,334,022

2,200	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/32 – MBIA Insured	1/17 at 100.00	AAA	2,250,710

1,415	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center Project, Series 1999, 5.250%, 1/01/29 – MBIA Insured	1/09 at 101.00	AAA	1,446,512

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
1,885	5.000%, 12/01/16	12/14 at 100.00	BBB	1,926,866
1,000	5.000%, 12/01/26	12/14 at 100.00	BBB	975,450

1,145	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/20 – MBIA Insured	7/13 at 101.00	Aaa	1,199,513

1,625	Henry County Hospital Authority, Georgia, Revenue Certificates, Henry Medical Center, Series 2004, 5.000%, 7/01/21 – MBIA Insured	7/14 at 101.00	Aaa	1,706,153

2,500	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007, 5.250%, 10/01/35	10/17 at 100.00	A2	2,541,125

2,240	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia, Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured	12/14 at 100.00	AAA	2,343,354

Portfolio of Investments (Unaudited)

Nuveen Georgia Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,250	Royston Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Healthcare System Inc., Series 1999, 6.500%, 7/01/27	7/09 at 102.00	N/R	$2,298,015

3,250	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph’s/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	AA	3,290,333

2,250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	2,244,983
29,245	Total Health Care			29,635,452
	Housing/Multifamily – 4.7%

3,625	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Aaa	3,822,236

1,400	DeKalb County Housing Authority, Georgia, Multifamily Housing Revenue Bonds, Green of Stonecrest Apartments, Series 2001A-1, 5.550%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	AAA	1,420,272

5,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia State University – TUFF/Atlanta Housing LLC, Series 2001A, 5.250%, 9/01/32 – AMBAC Insured	9/11 at 102.00	AAA	5,289,600
10,025	Total Housing/Multifamily			10,532,108
	Housing/Single Family – 1.4%

1,325	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative Minimum Tax)	12/11 at 100.00	AAA	1,344,849

2,080	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2, 4.550%, 12/01/31 (Alternative Minimum Tax)	12/15 at 100.00	AAA	1,916,429
3,405	Total Housing/Single Family			3,261,278
	Industrials – 0.2%

500	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	495,485
	Materials – 2.1%

1,500	Effingham County Industrial Development Authority, Georgia, Pollution Control Revenue Refunding Bonds, Georgia-Pacific Project, Series 2001, 6.500%, 6/01/31	6/11 at 101.00	B2	1,511,595

2,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 6.000%, 2/01/25 (Alternative Minimum Tax)	2/12 at 101.00	BBB	2,042,940

1,000	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa3	1,098,330
4,500	Total Materials			4,652,865
	Tax Obligation/General – 15.4%

1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AAA	1,499,940

3,000	Cherokee County School System, Georgia, General Obligation Bonds, Series 2007A, 5.000%, 8/01/22 – FGIC Insured	8/17 at 100.00	AAA	3,227,220

	Decatur, Georgia, General Obligation Bonds, Series 2007:
3,500	5.000%, 1/01/31 – FSA Insured	1/17 at 100.00	AAA	3,689,280
1,500	4.250%, 1/01/37 – FSA Insured	1/17 at 100.00	AAA	1,421,985

7,760	Douglas County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 4/01/25 – FSA Insured	4/17 at 100.00	AAA	8,244,221

3,000	Forsyth County School District, Georgia, General Obligation Bonds, Series 2005, 5.000%, 2/01/25 – MBIA Insured	2/15 at 100.00	AAA	3,149,910

500	Georgia State, General Obligation Bonds, Series 2007, 5.000%, 8/01/24	8/17 at 100.00	AAA	537,460

2,500	Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	2,759,275

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Paulding County School District, Georgia, General Obligation Bonds, Series 2007:
$3,160	4.750%, 2/01/29	2/17 at 100.00	AA+	$3,220,072
2,275	5.000%, 2/01/33	2/17 at 100.00	AA+	2,381,311

1,500	Puerto Rico, General Obligation Bonds, Series 2004A, 5.250%, 7/01/23	7/14 at 100.00	BBB–	1,537,245

2,500	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – XLCA Insured	3/16 at 100.00	Aaa	2,598,325
32,695	Total Tax Obligation/General			34,266,244
	Tax Obligation/Limited – 8.7%

3,310	Atlanta, Georgia, Downtown Development Authority, Revenue Bonds, Downtown Parking Deck, Series 2006A, 5.000%, 12/01/31 – MBIA Insured	6/16 at 100.00	AAA	3,436,508

420	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AAA	440,735

360	Burke County Development Authority, Georgia, Industrial Development Revenue Bonds, Georgia Safe Corporation Project, Series 1991, 7.500%, 2/01/11 (Alternative Minimum Tax)	2/08 at 100.00	A3	361,058

960	Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County, Georgia, Revenue Bonds, Performing Arts Center, Series 2004, 5.000%, 1/01/22	1/14 at 100.00	AAA	1,020,000

45	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 – MBIA Insured	10/19 at 100.00	AAA	51,661

1,605	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, City of Macon Projects, Series 2002A, 5.000%, 8/01/17	8/12 at 101.00	A	1,689,439

2,765	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18	No Opt. Call	AAA	3,174,607

500	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	AAA	586,260

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
10,805	0.000%, 7/01/33 – FGIC Insured	No Opt. Call	AAA	2,993,525
6,175	0.000%, 7/01/42 – FGIC Insured	No Opt. Call	AAA	1,047,836

3,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/15 – FGIC Insured	No Opt. Call	AAA	3,258,510

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Z, 6.000%, 7/01/18 – FSA Insured	No Opt. Call	AAA	1,176,390
30,945	Total Tax Obligation/Limited			19,236,529
	Transportation – 4.1%

1,000	Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds, Series 1996, 5.250%, 1/01/10 – AMBAC Insured	1/08 at 100.00	AAA	1,001,400

7,835	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Series 2004J, 5.000%, 1/01/34 – FSA Insured	1/15 at 100.00	AAA	8,039,023
8,835	Total Transportation			9,040,423
	U.S. Guaranteed – 14.9% (4)

180	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1985, 9.750%, 8/01/09 – MBIA Insured (ETM)	2/08 at 100.00	AAA	189,826

4,585	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center Project, Series 1999, 5.250%, 1/01/29 (Pre-refunded 1/01/09) – MBIA Insured	1/09 at 101.00	Aaa	4,724,476

3,750	Coweta County Development Authority, Georgia, Revenue Bonds, Newnan Water and Sewer, and Light Commission Project, Series 2002, 5.250%, 1/01/22 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	Aaa	4,079,625

1,355	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26 (Pre-refunded 6/01/11)	6/11 at 102.00	Aaa	1,465,663

2,750	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Series 2000, 5.375%, 10/01/35 (Pre-refunded 10/01/10)	10/10 at 101.00	AAA	2,932,463

Portfolio of Investments (Unaudited)

Nuveen Georgia Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$2,110	Fairburn, Georgia, Combined Utility Revenue Bonds, Series 2000, 5.750%, 10/01/20 (Pre-refunded 10/01/10)	10/10 at 101.00	A–	(4)	$2,269,474

3,085	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2001, 5.500%, 5/15/31 (Pre-refunded 5/15/11)	5/11 at 100.00	A–	(4)	3,295,181

7,150	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 1997B, 5.300%, 9/01/27 (Pre-refunded 2/14/12) – MBIA Insured	2/12 at 102.00	AAA		7,832,968

1,000	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.500%, 11/01/15 – MBIA Insured (ETM)	No Opt. Call	AAA		1,171,700

2,000	Rockdale County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1999A, 5.375%, 7/01/29 (Pre-refunded 1/01/10) – MBIA Insured	1/10 at 101.00	AAA		2,103,900

1,675	Summerville, Georgia, Combined Public Utility System Revenue Refunding and Improvement Bonds, Series 2002, 5.750%, 1/01/22 (Pre-refunded 1/01/12)	1/12 at 101.00	Baa3	(4)	1,841,562

1,055	Upper Oconee Basin Water Authority, Georgia, Revenue Bonds, Series 1997, 5.250%, 7/01/27 (Pre-refunded 7/01/08) – FGIC Insured	7/08 at 102.00	AAA		1,087,294
30,695	Total U.S. Guaranteed				32,994,132
	Utilities – 6.2%

465	Camden County Solid Waste Management Authority, Georgia, Revenue Bonds, Series 2002, 5.000%, 3/01/21 – MBIA Insured	3/12 at 100.00	Aaa		488,278

3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/26 – MBIA Insured	1/17 at 100.00	AAA		3,153,000

1,500	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1992B, 6.375%, 1/01/16	1/15 at 100.00	A+		1,755,855

1,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/12 – FSA Insured	1/10 at 100.00	AAA		1,056,880

	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation – Scherer Plant, Series 1992A:
500	6.750%, 1/01/10	No Opt. Call	A		530,635
1,000	6.800%, 1/01/12	No Opt. Call	A		1,110,830

1,200	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Series 2005A-2, 0.000%, 1/01/33 – FGIC Insured	1/15 at 35.98	AAA		318,012

3,000	Municipal Electric Authority of Georgia, Project One Subordinated Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 – MBIA Insured	1/13 at 100.00	AAA		3,135,330

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	AAA		2,104,200
13,665	Total Utilities				13,653,020
	Water and Sewer – 15.9%

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	AAA		7,731,920

250	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002, 5.000%, 10/01/27 – FSA Insured	10/12 at 100.00	AAA		259,155

	Brunswick, Georgia, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 1992:
500	6.000%, 10/01/11 – MBIA Insured	No Opt. Call	AAA		529,530
400	6.100%, 10/01/19 – MBIA Insured	No Opt. Call	AAA		473,864

	Columbia County, Georgia, Water and Sewerage Revenue Bonds, Series 2004:
1,000	5.000%, 6/01/20 – FSA Insured	6/14 at 100.00	AAA		1,066,370
1,000	5.000%, 6/01/22 – FSA Insured	6/14 at 100.00	AAA		1,057,290

1,000	Commerce, Georgia, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2006, 5.000%, 12/01/25 – FSA Insured	12/15 at 100.00	Aaa		1,051,470

145	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26	6/11 at 102.00	Aaa		153,530

1,000	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – FSA Insured	10/16 at 100.00	AAA		1,049,080

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Series 2003A, 5.000%, 10/01/23	10/13 at 100.00	AA	$2,621,550

1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 – MBIA Insured	12/15 at 100.00	AAA	1,045,530

1,775	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 – MBIA Insured	6/17 at 100.00	AAA	1,856,277

5,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Revenue Bonds, Series 2006A, 5.000%, 2/01/34 – XLCA Insured	2/16 at 100.00	AAA	5,208,950

1,175	Fayette County, Georgia, Water Revenue Bonds, Series 2002, 5.000%, 10/01/20 – FSA Insured	10/12 at 100.00	AAA	1,236,429

2,260	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – FSA Insured	4/17 at 100.00	AAA	2,361,881

970	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/22 – FGIC Insured	1/14 at 100.00	AAA	1,024,320

5,000	Macon Water Authority, Georgia, Water and Sewer Revenue Bonds, Series 2001B, 5.375%, 10/01/18	10/11 at 101.00	AA–	5,355,900

1,000	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/16 – FSA Insured	No Opt. Call	AAA	1,137,400
32,975	Total Water and Sewer			35,220,446
$221,035	Total Long-Term Investments (cost $212,027,267) – 98.0%			217,325,531

	Short-Term Investments – 1.7%

$3,700	Hall County-Gainesville Hospital Authority, Georgia, Northeast Georgia Health Services Inc., Variable Rate Demand Obligations, Series 2007F, 3.600%, 5/01/29 – MBIA Insured (5)		A–1	3,700,000

	Total Short-Term Investments (cost $3,700,000)			3,700,000

	Total Investments (cost $215,727,267) – 99.7%			221,025,531

	Other Assets Less Liabilities – 0.3%			705,412

	Net Assets – 100%			$221,730,943

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The AAA ratings shown in the Portfolio of Investments reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on ”negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Louisiana Municipal Bond Fund

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 4.5%

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
$3,235	5.500%, 5/15/30	5/11 at 101.00	BBB	$3,183,693
1,000	5.875%, 5/15/39	5/11 at 101.00	BBB	969,330
4,235	Total Consumer Staples			4,153,023
	Education and Civic Organizations – 8.6%

2,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2002, 5.000%, 10/01/22 – MBIA Insured	10/12 at 102.00	AAA	2,098,360

1,675	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing Facilities Inc., Series 2004A, 5.000%, 8/01/27 – MBIA Insured	8/14 at 100.00	Aaa	1,734,898

3,000	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2007A, 5.000%, 7/01/39 (WI/DD, Settling 12/05/07) – CIFG Insured	7/17 at 100.00	AAA	3,016,890

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 5.000%, 7/01/31 – CIFG Insured	7/17 at 100.00	AAA	1,024,060
7,675	Total Education and Civic Organizations			7,874,208
	Energy – 1.6%

500	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Refunding Bonds, LOOP Inc. Project, Series 1998, 5.200%, 10/01/18	10/08 at 100.00	A	503,760

1,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB+	956,810
1,500	Total Energy			1,460,570
	Health Care – 18.3%

3,400	Louisiana Public Facilities Authority, Health Facilities Revenue Refunding Bonds, Sisters of Mercy Health System of St. Louis Inc., Series 1993A, 5.000%, 6/01/19	No Opt. Call	AA	3,625,964

1,800	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – FSA Insured	No Opt. Call	AAA	2,058,264

2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32	8/15 at 100.00	A+	2,013,700

2,300	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29	8/09 at 101.00	BBB	2,300,920

2,615	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA	2,729,406

3,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	A3	2,998,950

1,000	Terrebonne Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, Terrebonne General Medical Center, Series 1998, 5.375%, 4/01/28 – AMBAC Insured	4/08 at 102.00	AAA	1,023,900
16,115	Total Health Care			16,751,104
	Housing/Multifamily – 2.9%

1,500	Calcasieu Parish Public Trust Authority, Louisiana, Student Housing Lease Revenue Bonds, McNeese State University, Series 2001, 5.250%, 5/01/33 – MBIA Insured	5/11 at 101.00	AAA	1,555,830

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/12 at 105.00	Aaa	1,094,040
2,500	Total Housing/Multifamily			2,649,870

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 8.8%

$1,000	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006B, 5.350%, 9/01/38 (Alternative Minimum Tax)	9/16 at 104.00	Aaa	$1,046,500

1,030	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 2001A, 6.050%, 4/01/32 (Alternative Minimum Tax)	4/11 at 105.00	Aaa	1,089,956

475	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	4/08 at 102.00	Aaa	479,783

2,000	Jefferson Parish Finance Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2007C, 5.500%, 12/01/39	6/17 at 103.50	Aaa	2,133,800

265	Jefferson Parish Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000C-1, 7.250%, 6/01/32 (Alternative Minimum Tax)	6/10 at 105.00	Aaa	268,877

995	Jefferson Parish Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006C, 5.000%, 6/01/33	6/16 at 103.00	Aaa	1,062,889

165	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997B-1, 5.500%, 12/01/22	12/07 at 102.00	Aaa	166,185

115	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997B-2, 5.600%, 6/01/17 (Alternative Minimum Tax)	12/07 at 102.00	Aaa	115,950

150	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2000D-2, 7.050%, 6/01/31 (Alternative Minimum Tax)	6/10 at 101.00	Aaa	154,281

200	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 1996A, 6.100%, 12/01/29 (Alternative Minimum Tax)	12/07 at 101.00	Aaa	203,902

200	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 1997A, 5.850%, 12/01/30 (Alternative Minimum Tax)	12/07 at 102.00	Aaa	203,518

310	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 1998B-2, 5.200%, 12/01/21 (Alternative Minimum Tax)	12/08 at 101.00	Aaa	313,618

525	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.450%, 12/01/30 (Alternative Minimum Tax)	6/08 at 102.00	Aaa	527,436

260	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1998B, 5.350%, 6/01/26	6/08 at 102.00	Aaa	262,647
7,690	Total Housing/Single Family			8,029,342
	Industrials – 1.1%

1,000	Louisiana Local Government Envirnomental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32 (WI/DD, Settling 12/13/07)	No Opt. Call	BB+	1,000,350
	Long-Term Care – 3.3%

3,000	Louisiana Housing Finance Agency, GNMA Collateralized Mortgage Revenue Bonds, St. Dominic Assisted Care Facility, Series 1995, 6.950%, 9/01/36	3/08 at 101.00	AAA	3,035,760
	Materials – 1.4%

1,250	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 1998A, 5.600%, 11/01/22 (Alternative Minimum Tax)	11/08 at 101.00	BBB	1,253,425
	Tax Obligation/General – 17.4%

1,000	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AAA	1,112,420

3,170	New Orleans, Louisiana, General Obligation Bonds, Series 2005, 5.250%, 12/01/25 – MBIA Insured	12/15 at 100.00	AAA	3,379,822

2,000	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 1991, 0.000%, 9/01/10 – AMBAC Insured	No Opt. Call	AAA	1,815,360

13,875	Orleans Parish School Board, Louisiana, General Obligation Refunding Bonds, Series 1991, 0.000%, 2/01/15 – FGIC Insured	No Opt. Call	AAA	9,567,783
20,045	Total Tax Obligation/General			15,875,385

Portfolio of Investments (Unaudited)

Nuveen Louisiana Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 29.0%

$335	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Series 1996C, 5.600%, 7/15/25 – MBIA Insured	1/18 at 100.00	AAA	$335,513

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Revenue Bonds, Senior Subordinate Series 2004:
2,525	5.000%, 7/15/15 – AMBAC Insured	7/14 at 101.00	AAA	2,742,832
2,000	5.000%, 7/15/21 – AMBAC Insured	7/14 at 101.00	AAA	2,112,060

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Ascension Parish Library Project, Series 2005, 5.250%, 4/01/35 – AMBAC Insured	4/15 at 100.00	AAA	1,052,420

5,250	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured (5)	No Opt. Call	AAA	6,252,750

	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Series 1999A:
1,000	5.250%, 3/01/17 – MBIA Insured	3/09 at 101.00	AAA	1,031,410
1,000	5.250%, 3/01/18 – MBIA Insured	3/09 at 101.00	AAA	1,028,110

1,000	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Series 2003, 5.000%, 11/01/21 – MBIA Insured	11/13 at 100.00	AAA	1,042,840

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006:
7,500	4.750%, 5/01/39 – FGIC Insured (UB)	5/16 at 100.00	AAA	7,507,500
2,000	4.500%, 5/01/41 – FGIC Insured	5/16 at 100.00	AAA	1,879,980

1,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/10 at 101.00	BBB+	1,617,360
25,110	Total Tax Obligation/Limited			26,602,775
	Transportation – 0.5%

505	New Orleans Aviation Board, Louisiana, Revenue Bonds, Series 1997B-1, 5.450%, 10/01/27 – AMBAC Insured (Alternative Minimum Tax)	4/08 at 102.00	AAA	510,818
	U.S. Guaranteed – 3.6% (4)

1,000	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Revenue Bonds, Senior Subordinate Series 2003A, 5.250%, 7/15/22 (Pre-refunded 7/15/13) – AMBAC Insured	7/13 at 100.00	AAA	1,094,760

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Series 2002A, 5.125%, 7/01/27 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	AAA	2,154,540
3,000	Total U.S. Guaranteed			3,249,300
	Utilities – 6.5%

1,500	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 – AMBAC Insured	9/09 at 102.00	AAA	1,577,130

4,000	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/20 – MBIA Insured	11/14 at 100.00	AAA	4,327,120
5,500	Total Utilities			5,904,250
$99,125	Total Investments (cost $95,484,593) – 107.5%			98,350,180

	Floating Rate Obligations – (5.5)%			(4,995,000)

	Other Assets Less Liabilities – (2.0)%			(1,886,359)

	Net Assets – 100%			$91,468,821

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The AAA ratings shown in the Portfolio of Investments reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on ”negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

(5)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen North Carolina Municipal Bond Fund

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.8%

$3,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	$2,936,220
	Education and Civic Organizations – 12.2%

1,550	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – MBIA Insured	No Opt. Call	Aaa	1,734,202

	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Series 2006A:
5,000	5.000%, 10/01/39	10/16 at 100.00	AA+	5,234,150
1,900	4.500%, 10/01/40	10/16 at 100.00	AA+	1,861,867
2,575	5.000%, 10/01/44	10/16 at 100.00	AA+	2,687,914

1,000	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A, 5.250%, 4/01/23 – XLCA Insured	4/13 at 100.00	AAA	1,049,430

1,035	University of North Carolina System, Pooled Revenue Bonds, Series 2002B, 5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	AAA	1,113,205

1,085	University of North Carolina System, Pooled Revenue Bonds, Series 2004C, 5.000%, 4/01/29 – AMBAC Insured	4/14 at 100.00	Aaa	1,122,715

5,000	University of North Carolina System, Pooled Revenue Bonds, Series 2006A, 5.000%, 10/01/33 – MBIA Insured	10/16 at 100.00	AAA	5,211,800

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
675	5.375%, 4/01/16 – AMBAC Insured	10/12 at 100.00	AAA	732,078
670	5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	AAA	720,625

2,105	University of North Carolina Wilmington, Certificates of Participation, Student Housing Project Revenue Bonds, Series 2006, 5.000%, 6/01/37 – FGIC Insured	6/16 at 100.00	AAA	2,176,423

1,025	University of North Carolina, Asheville, General Revenue Refunding Bonds, Series 2002A, 5.000%, 6/01/15 – AMBAC Insured	6/12 at 100.00	Aaa	1,089,411

445	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/20	6/11 at 100.00	AA+	462,876

1,710	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2002B, 5.000%, 12/01/11	No Opt. Call	AA+	1,824,450

5,000	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2005A, 5.000%, 12/01/34	12/15 at 100.00	AA+	5,246,950

	University of North Carolina, Chapel Hill, Utilities System Revenue Refunding Bonds, Series 1997:
4,000	0.000%, 8/01/15	No Opt. Call	Aa1	3,001,440
4,265	0.000%, 8/01/18	No Opt. Call	Aa1	2,757,365
2,750	0.000%, 8/01/20	No Opt. Call	Aa1	1,598,190

785	University of North Carolina, Charlotte, Certificates of Participation, Student Housing Project, Series 2005, 5.000%, 3/01/21 – AMBAC Insured	3/15 at 100.00	AAA	830,153

4,000	University of North Carolina, Charlotte, General Revenue Bonds, Series 2007B, 5.000%, 4/01/32 – FSA Insured	4/17 at 100.00	AAA	4,217,920
46,575	Total Education and Civic Organizations			44,673,164
	Energy – 0.4%

1,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	BBB	1,536,180
	Health Care – 12.7%

	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
2,865	5.250%, 10/01/27	10/17 at 100.00	BBB	2,838,671
2,135	5.250%, 10/01/38	10/17 at 100.00	BBB	2,061,214

5,650	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Morehead Memorial Hospital Project, Series 2005, 5.000%, 11/01/30 – FSA Insured	5/15 at 100.00	AAA	5,792,267

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999:
625	5.500%, 10/01/19 – RAAI Insured	10/08 at 102.00	AA	636,263
1,385	5.500%, 10/01/29 – RAAI Insured	10/08 at 102.00	AA	1,396,814

Portfolio of Investments (Unaudited)

Nuveen North Carolina Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,055	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Union Regional Medical Center, Series 2002A, 5.250%, 1/01/14	1/12 at 100.00	A	$1,100,787

1,750	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/21	5/08 at 100.00	AA–	1,752,135

10,000	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39	11/16 at 100.00	AA–	10,035,999

3,500	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Series 1999, 6.250%, 6/01/29	6/09 at 102.00	A	3,639,230

3,580	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20	11/17 at 100.00	A–	3,684,285

2,955	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	AAA	2,994,449

7,040	North Carolina Medical Care Commission, Revenue Bonds, Hugh Chatham Memorial Hospital, Series 2007, 5.000%, 8/01/35 – MBIA Insured	2/17 at 100.00	AAA	7,171,788

	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006:
1,200	5.000%, 4/01/31 – MBIA Insured	10/16 at 100.00	AAA	1,227,888
2,000	5.000%, 10/01/34 – MBIA Insured	10/16 at 100.00	AAA	2,037,780
45,740	Total Health Care			46,369,570
	Housing/Single Family – 5.5%

1,150	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/10 at 100.00	AAA	1,157,096

840	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 3A, 5.200%, 7/01/26 (Alternative Minimum Tax)	1/09 at 101.00	AA	843,494

2,700	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 4A, 5.300%, 7/01/26 (Alternative Minimum Tax)	1/09 at 100.00	AA	2,737,854

3,675	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30 (Alternative Minimum Tax)	7/09 at 100.00	AA	3,709,876

1,390	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 6A, 6.200%, 1/01/29 (Alternative Minimum Tax)	7/09 at 100.00	AA	1,430,032

3,400	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	3,245,164

1,455	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	1,394,676

	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1994Y:
475	6.300%, 9/01/15	3/08 at 100.00	AA	479,959
465	6.350%, 3/01/18	3/08 at 100.00	AA	475,128

405	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1995BB, 6.500%, 9/01/26 (Alternative Minimum Tax)	3/08 at 100.00	AA	414,554

900	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1995DD, 6.200%, 9/01/27 (Alternative Minimum Tax)	3/08 at 100.00	AA	918,279

1,530	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1996LL, 6.200%, 3/01/26 (Alternative Minimum Tax)	3/08 at 100.00	AA	1,577,797

930	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1997RR, 5.850%, 9/01/28 (Alternative Minimum Tax)	3/08 at 100.75	AA	950,618

720	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1998VV, 5.250%, 3/01/17 (Alternative Minimum Tax)	3/08 at 101.00	AA	747,598
20,035	Total Housing/Single Family			20,082,125

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 1.5%

$500	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, Deerfield Episcopal Retirement Community Inc., Series 2004A, 5.000%, 11/01/23	11/14 at 100.00	N/R	$498,620

2,000	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2007, 5.125%, 9/01/27	9/17 at 100.00	N/R	1,965,700

2,500	North Carolina Medical Care Commission, Revenue Bonds, Givens Estates, Series 2007, 5.000%, 7/01/33	7/17 at 102.00	N/R	2,327,700

600	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	N/R	573,402
5,600	Total Long-Term Care			5,365,422
	Materials – 0.6%

2,195	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	2,135,494
	Tax Obligation/General – 7.3%

2,340	Charlotte, North Carolina, General Obligation Bonds, Series 2002A, 5.000%, 7/01/24	7/12 at 100.00	AAA	2,445,066

1,875	Cumberland County, North Carolina, General Obligation School Bonds, Series 2002, 5.000%, 2/01/21	2/12 at 101.00	AA–	1,964,363

3,320	Durham, North Carolina, General Obligation Bonds, Series 2007, 5.000%, 4/01/20	4/17 at 100.00	AAA	3,623,680

1,090	Johnston County, North Carolina, General Obligation Bonds, Series 2005, 5.250%, 2/01/17 – FGIC Insured	2/15 at 100.00	AAA	1,203,349

	Johnston County, North Carolina, General Obligation Bonds, Series 2007:
3,510	5.000%, 2/01/23 – FGIC Insured	2/17 at 100.00	AAA	3,775,637
2,315	5.000%, 2/01/24 – FGIC Insured	2/17 at 100.00	AAA	2,481,009

	North Carolina, General Obligation Bonds, Series 2004A:
2,000	5.000%, 3/01/16	3/14 at 100.00	AAA	2,164,960
2,000	5.000%, 3/01/22	3/14 at 100.00	AAA	2,128,220

1,760	North Carolina, General Obligation Bonds, Series 2005A, 5.000%, 3/01/19	3/15 at 100.00	AAA	1,887,389

	Ramseur, North Carolina, General Obligation Water Refunding Bonds, Series 1997:
120	5.750%, 6/01/18	12/07 at 102.00	N/R	122,570
125	5.750%, 6/01/19	12/07 at 102.00	N/R	127,675
125	5.750%, 6/01/20	12/07 at 102.00	N/R	127,670
130	5.750%, 6/01/21	12/07 at 102.00	N/R	132,768
105	5.750%, 6/01/22	12/07 at 102.00	N/R	107,231

4,000	Wake County, North Carolina, General Obligation Bonds, Series 2005, 5.000%, 5/01/21	5/15 at 100.00	AAA	4,271,680
24,815	Total Tax Obligation/General			26,563,267
	Tax Obligation/Limited – 28.1%

140	Asheville, North Carolina, Certificates of Participation, Series 1992, 6.500%, 2/01/08	1/08 at 100.00	A1	140,319

1,150	Buncombe County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 4/01/22 – AMBAC Insured	4/15 at 100.00	AAA	1,206,396

1,470	Burke County, North Carolina, Certificates of Participation, Series 2006A, 5.000%, 4/01/22 – AMBAC Insured	4/16 at 100.00	AAA	1,550,321

	Cabarrus County, North Carolina, Certificates of Participation, Series 2002:
1,330	5.250%, 2/01/19	2/13 at 100.00	AA–	1,402,113
3,990	5.000%, 2/01/22	2/13 at 100.00	AA–	4,115,206

3,870	Catawba County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 6/01/25 – MBIA Insured	6/15 at 100.00	AAA	4,028,322

1,400	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.375%, 6/01/26	6/13 at 100.00	AA+	1,466,416

5,000	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2005E, 5.000%, 6/01/35	6/15 at 100.00	AA+	5,095,500

2,500	Charlotte, North Carolina, Certificates of Participation, Transit Projects, Series 2003A, 5.000%, 6/01/33	6/13 at 100.00	AA+	2,540,225

Portfolio of Investments (Unaudited)

Nuveen North Carolina Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,750	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2002, 5.000%, 6/01/25	6/12 at 101.00	AAA	$1,822,415

1,260	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2004, 5.000%, 6/01/34	6/14 at 100.00	AAA	1,311,383

1,135	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/23 – MBIA Insured	6/17 at 100.00	AAA	1,199,616

2,255	Dare County, North Carolina, Certificates of Participation, Series 2002, 5.250%, 6/01/16 – AMBAC Insured	12/12 at 100.00	AAA	2,437,881

	Fayetteville Finance Corporation, North Carolina, Installment Payment Revenue Bonds, Municipal Building Project, Series 2005:
1,990	5.250%, 2/01/17 – MBIA Insured	2/15 at 100.00	AAA	2,160,782
910	5.250%, 2/01/19 – MBIA Insured	2/15 at 100.00	AAA	979,360

	Harnett County, North Carolina, Certificates of Participation, Series 2007A:
2,770	5.000%, 12/01/23 – FSA Insured	12/17 at 100.00	AAA	2,934,372
1,520	5.000%, 12/01/24 – FSA Insured	12/17 at 100.00	AAA	1,603,858

2,000	Hartnett County, North Carolina, Certificates of Participation, Series 2002, 5.125%, 12/01/23 – FSA Insured	12/12 at 101.00	AAA	2,112,940

1,820	Iredell County, North Carolina, Certificates of Participation, Public Facilities Project, Series 2003, 5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	Aaa	1,941,958

	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004:
1,715	5.250%, 4/01/19 – FSA Insured	4/14 at 100.00	AAA	1,832,357
1,715	5.250%, 4/01/21 – FSA Insured	4/14 at 100.00	AAA	1,822,496
715	5.250%, 4/01/22 – FSA Insured	4/14 at 100.00	AAA	757,771

1,265	Montgomery County, North Carolina, Certificates of Participation, Series 2007B, 5.000%, 2/01/30 – AMBAC Insured	2/17 at 100.00	AAA	1,317,320

4,400	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Capital Improvements, Series 2005A, 5.000%, 2/01/19	2/15 at 100.00	AA+	4,661,800

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A:
2,250	5.000%, 2/01/21	2/14 at 100.00	AA+	2,352,398
1,000	5.000%, 2/01/22	2/14 at 100.00	AA+	1,042,200

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, State Repair, Series 2007B:
3,750	5.000%, 6/01/22 – AMBAC Insured	6/17 at 100.00	AAA	3,999,713
3,750	5.000%, 6/01/23 – AMBAC Insured	6/17 at 100.00	AAA	3,984,600

3,000	North Carolina Infrastructure Finance Corporation, Lease Purchase Revenue Bonds, North Carolina Facilities Project, Series 2004, 5.000%, 11/01/21	11/14 at 100.00	AA+	3,165,750

2,500	North Carolina, Certificates of Participation, Repair and Renovation Project, Series 2004B, 5.000%, 6/01/20	6/14 at 100.00	AA+	2,614,950

1,290	North Carolina, Certificates of Participation, Series 2003, 5.250%, 6/01/22	6/13 at 100.00	AA+	1,351,739

	Orange County, North Carolina, Certificates of Participation, Public Improvement Project, Series 2006A:
1,080	5.000%, 4/01/20 – AMBAC Insured	4/16 at 100.00	AAA	1,148,386
1,105	5.000%, 4/01/21 – AMBAC Insured	4/16 at 100.00	AAA	1,170,162

	Pitt County, North Carolina, Certificate of Participation, Series 2007:
1,265	5.000%, 4/01/25 – MBIA Insured	4/18 at 100.00	AAA	1,332,260
1,175	5.000%, 4/01/26 – MBIA Insured	4/18 at 100.00	AAA	1,234,467
1,395	5.000%, 4/01/27 – MBIA Insured	4/18 at 100.00	AAA	1,462,058
1,240	5.000%, 4/01/28 – MBIA Insured	4/18 at 100.00	AAA	1,299,607

	Pitt County, North Carolina, Certificates of Participation, School Facilities Project, Series 2004B:
1,415	5.000%, 4/01/20 – AMBAC Insured	4/14 at 100.00	AAA	1,485,750
1,415	5.000%, 4/01/21 – AMBAC Insured	4/14 at 100.00	AAA	1,480,925
1,415	5.000%, 4/01/22 – AMBAC Insured	4/14 at 100.00	AAA	1,476,128

1,270	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/16 – AMBAC Insured	No Opt. Call	AAA	1,416,520

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$2,000	Puerto Rico Municipal Finance Agency, Series 2005A, 5.000%, 8/01/21 – FSA Insured	8/15 at 100.00	AAA		$2,135,500

2,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/15 – FGIC Insured	No Opt. Call	AAA		2,172,340

4,190	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+		4,372,935

1,330	Randolph County, North Carolina, Certificates of Participation, Series 2004, 5.000%, 6/01/19 – FSA Insured	6/14 at 102.00	AAA		1,421,610

1,000	Rutherford County, North Carolina, Certificates of Participation, Series 2002, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 101.00	AAA		1,055,650

665	Union County, North Carolina, Certificates of Participation, Series 2003, 5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	AAA		700,418

1,000	Wilmington, North Carolina, Certificates of Participation, Series 2004, 5.250%, 9/01/24 – AMBAC Insured	9/14 at 100.00	Aaa		1,058,400

1,000	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 – AMBAC Insured	6/17 at 100.00	AAA		1,045,000

1,700	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	AAA		1,792,616

1,635	Wilson, North Carolina, Certificates of Particiation, Public Facilities, Series 2007A, 5.000%, 5/01/25 – AGC Insured	5/17 at 100.00	AAA		1,715,720

2,350	Winston-Salem, North Carolina, Certificates of Participation, Series 2001A, 5.000%, 6/01/20	6/11 at 101.00	AA+		2,461,884
97,255	Total Tax Obligation/Limited				102,390,813
	Transportation – 5.1%

6,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 1999B, 6.000%, 7/01/28 – MBIA Insured (Alternative Minimum Tax)	7/09 at 101.00	AAA		6,236,399

900	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA		948,816

5,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 2007A, 5.000%, 7/01/36 – AMBAC Insured	7/17 at 100.00	AAA		5,159,300

710	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 1999B, 6.000%, 7/01/21 – FSA Insured (Alternative Minimum Tax)	7/09 at 101.00	AAA		737,974

2,750	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A, 5.250%, 7/01/15 – FSA Insured	7/11 at 101.00	AAA		2,929,328

2,445	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A, 5.250%, 11/01/19 – FGIC Insured	5/11 at 101.00	Aaa		2,586,761
17,805	Total Transportation				18,598,578
	U.S. Guaranteed – 6.9% (4)

65	Asheville Housing Development Corporation, North Carolina, First Lien Revenue Bonds, Series 1980, 10.500%, 5/01/11 (Pre-refunded 11/01/09)	11/09 at 100.00	N/R	(4)	71,674

3,000	Charlotte, North Carolina, Certificates of Participation, Convention Facilities Project, Series 2000B, 5.500%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 101.00	AA+	(4)	3,220,200

1,675	Charlotte, North Carolina, Certificates of Participation, Public Safety Facilities Project, Series 2000D, 5.500%, 6/01/25 (Pre-refunded 6/01/10)	6/10 at 101.00	AA+	(4)	1,780,961

4,500	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2000, 5.250%, 6/01/25 (Pre-refunded 6/01/10)	6/10 at 101.00	AAA		4,757,850

450	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA–	(4)	491,184

4,000	Cumberland County, North Carolina, Hospital Facility Revenue Bonds, Cumberland County Hospital System Inc., Cape Fear Valley Health System, Series 1999, 5.250%, 10/01/29 (Pre-refunded 10/01/09)	10/09 at 101.00	A3	(4)	4,175,720

995	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18 (ETM)	No Opt. Call	AAA		1,228,178

4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11)	10/11 at 101.00	AA	(4)	4,323,760

Portfolio of Investments (Unaudited)

Nuveen North Carolina Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$5	North Carolina Medical Care Commission, Hospital Revenue Bonds, Memorial Mission Hospital, Series 1979A, 7.625%, 10/01/08 (ETM)	No Opt. Call	AAA		$5,155

1,250	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	AA	(4)	1,368,725

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
480	5.375%, 4/01/16 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	Aaa		524,947
490	5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	Aaa		535,884

2,555	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/20 (Pre-refunded 6/01/11)	6/11 at 100.00	AA+	(4)	2,705,822
23,465	Total U.S. Guaranteed				25,190,060
	Utilities – 8.0%

5,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 1999D, 6.750%, 1/01/26	1/10 at 101.00	Baa1		5,284,850

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2003C, 5.375%, 1/01/17	1/13 at 100.00	Baa1		2,096,280

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
1,540	5.500%, 1/01/17 – FGIC Insured	1/08 at 100.00	AAA		1,542,372
5,300	6.000%, 1/01/18 – AMBAC Insured	No Opt. Call	AAA		6,213,348

4,290	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20	1/10 at 101.00	A3		4,540,579

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/15 – AMBAC Insured	1/13 at 100.00	AAA		2,150,140

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	AAA		2,104,200

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/24 – FGIC Insured	7/15 at 100.00	AAA		2,057,760

	Shelby, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004:
1,035	5.000%, 5/01/20 – XLCA Insured	5/14 at 100.00	AAA		1,091,552
610	5.000%, 5/01/24 – XLCA Insured	5/14 at 100.00	AAA		635,272

1,500	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17	2/12 at 101.00	A2		1,574,595
27,275	Total Utilities				29,290,948
	Water and Sewer – 11.3%

1,280	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2004A, 5.250%, 4/01/23 – FSA Insured	4/14 at 100.00	AAA		1,376,640

2,000	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2001, 5.125%, 6/01/26	6/11 at 101.00	AAA		2,083,340

2,825	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2005A, 5.000%, 12/01/21	12/14 at 102.00	AAA		3,025,773

	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A:
1,690	5.000%, 6/01/25	6/15 at 100.00	AAA		1,781,243
610	5.000%, 6/01/26	6/15 at 100.00	AAA		641,330

5,615	Harnett County, North Carolina, Enterprise System Revenue Bonds, Series 2007A, 5.000%, 5/01/27 – FSA Insured	5/17 at 100.00	AAA		5,914,391

	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B:
515	5.000%, 6/01/23 – XLCA Insured	6/14 at 100.00	AAA		538,082
1,030	5.000%, 6/01/24 – XLCA Insured	6/14 at 100.00	AAA		1,073,188

1,000	Orange Water and Sewerage Authority, North Carolina, Water and Sewerage System Revenue Bonds, Series 2004A, 5.250%, 7/01/20	7/14 at 100.00	AA+		1,082,540

2,335	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005, 5.000%, 3/01/21	3/15 at 100.00	AAA		2,477,435

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
$11,995	5.000%, 3/01/31 (UB)	3/16 at 100.00	AAA	$12,610,583
30	4.500%, 3/01/36	3/16 at 100.00	AAA	29,775
6,995	5.000%, 3/01/36 (UB)	3/16 at 100.00	AAA	7,334,188

1,330	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2003A, 5.000%, 6/01/29 – FSA Insured	6/13 at 100.00	AAA	1,373,544
39,250	Total Water and Sewer			41,342,052
$354,510	Total Long-Term Investments (cost $358,775,854) – 100.4%			366,473,893

	Short-Term Investments – 0.7%

$2,345	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2003B, Variable Rate Demand Obligation, 3.590%, 6/01/21 – FSA Insured (5)		A–1+	2,345,000

	Total Short-Term Investments (cost $2,345,000)			2,345,000

	Total Investments (cost $361,120,854) – 101.1%			368,818,893

	Floating Rate Obligations – (3.5)%			(12,655,000)

	Other Assets Less Liabilities – 2.4%			8,730,949

	Net Assets – 100%			$364,894,842

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The AAA ratings shown in the Portfolio of Investments reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on ”negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Tennessee Municipal Bond Fund

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.3%

$1,245	South Fulton Industrial Development Board, Tennessee, Revenue Bonds, Tyson Foods Inc., Series 1995, 6.400%, 10/01/20 (Alternative Minimum Tax)	4/08 at 100.00	Baa2	$1,245,137
	Education and Civic Organizations – 0.5%

1,500	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2005A, 5.000%, 5/01/25 – MBIA Insured	5/15 at 100.00	AAA	1,573,335
	Energy – 1.3%

4,000	Maury County Industrial Development Board, Tennessee, Solid Waste Disposal Revenue Bonds, Occidental Petroleum Company, Series 2000B, 6.300%, 8/01/18 (Alternative Minimum Tax)	8/10 at 100.00	N/R	4,125,600
	Health Care – 12.3%

3,060	Blount County, Tennessee, Hospital Revenue Improvement Bonds, Blount Memorial Hospital, Series 1998B, 5.125%, 7/01/19	7/08 at 100.00	Baa1	3,063,886

3,000	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.250%, 7/01/26	7/16 at 100.00	BBB+	3,007,050

4,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+	4,004,080

3,675	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	Ba2	3,750,558

1,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Fort Sanders Alliance Obligated Group, Series 1993A, 6.250%, 1/01/13 – MBIA Insured	No Opt. Call	AAA	1,120,400

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006:
1,490	0.000%, 1/01/36	1/17 at 38.98	A–	329,990
7,555	0.000%, 1/01/42	1/17 at 28.53	A–	1,188,628

7,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Saint Jude’s Childrens Hospital, Series 2006, 5.000%, 7/01/36 (UB)	7/16 at 100.00	Aa2	7,533,450

6,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	5,890,320

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003:
2,000	5.000%, 9/01/15 – RAAI Insured	9/13 at 100.00	AA	2,047,000
3,500	5.000%, 9/01/18 – RAAI Insured	9/13 at 100.00	AA	3,542,105

5,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/27	11/17 at 100.00	N/R	5,016,800
47,780	Total Health Care			40,494,267
	Housing/Multifamily – 3.5%

	Chattanooga Health, Educational and Housing Facilities Board, Tennessee, GNMA Collateralized Housing Revenue Bonds, Rainbow Creek Apartments Project, Series 1999:
390	6.125%, 11/20/19 (Alternative Minimum Tax)	11/09 at 102.00	AAA	405,631
3,955	6.375%, 11/20/39 (Alternative Minimum Tax)	11/09 at 102.00	AAA	4,089,707

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, FHA-Insured Housing Revenue Bonds, Herman Street Apartments, Series 1992:
250	7.000%, 6/01/17	12/07 at 100.00	AAA	252,983
485	7.250%, 6/01/32	12/07 at 100.00	AAA	489,763

3,485	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, GNMA Collateralized Multifamily Housing Revenue Bonds, Berkshire Place, Series 2000, 6.125%, 3/20/39 (Alternative Minimum Tax)	3/10 at 102.00	Aaa	3,552,470

2,720	Metropolitan Government of Nashville-Davidson County Industrial Development Board, Tennessee, GNMA Collateralized Multifamily Housing Revenue Refunding Bonds, Valley Forge Apartments, Series 2000A, 6.375%, 1/20/31	1/10 at 102.00	Aaa	2,839,462
11,285	Total Housing/Multifamily			11,630,016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 4.5%

$50	Hamilton County, Tennessee, GNMA Certificates Single Family Mortgage Revenue Bonds, Home Purchase and Rehabilitation Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum Tax)	3/08 at 100.00	AAA	$50,890

265	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 1996-3, 5.850%, 7/01/17 (Alternative Minimum Tax)	1/08 at 102.00	AA	267,425

2,140	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 1998-2, 5.375%, 7/01/29 (Alternative Minimum Tax)	1/09 at 101.00	AA	2,151,406

900	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 1999-3, 6.000%, 1/01/20 (Alternative Minimum Tax)	1/09 at 101.00	AA	918,981

4,720	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2002A, 5.400%, 7/01/32 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	4,759,506

1,355	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum Tax)	7/13 at 100.00	AA	1,380,908

5,210	Tennessee Housing Development Agency, Homeownership Program Remarketed Bonds, Series 1996-5B, 5.375%, 7/01/23 (Alternative Minimum Tax)	1/09 at 101.00	AA	5,251,993
14,640	Total Housing/Single Family			14,781,109
	Tax Obligation/General – 19.0%

	Dickson County, Tennessee, General Obligation Refunding Bonds, Series 2002:
2,250	5.000%, 3/01/17 – FGIC Insured	3/13 at 102.00	Aaa	2,445,773
1,000	5.000%, 3/01/19 – FGIC Insured	3/13 at 102.00	Aaa	1,064,020

	Gibson County School District, Tennessee, Revenue Bonds, Series 2007:
1,000	5.000%, 4/01/25 – FSA Insured	4/17 at 100.00	Aaa	1,057,640
1,000	5.000%, 4/01/26 – FSA Insured	4/17 at 100.00	Aaa	1,055,270
1,000	5.000%, 4/01/27 – FSA Insured	4/17 at 100.00	Aaa	1,052,910
1,000	5.000%, 4/01/31 – FSA Insured	4/17 at 100.00	Aaa	1,049,770

1,365	Greene County, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 6/01/22 – MBIA Insured	6/16 at 100.00	Aaa	1,449,930

3,700	Knoxville County, Tennessee, General Obligation Bonds, Series 2002, 5.500%, 4/01/15	No Opt. Call	AA	4,183,886

6,070	Knoxville, Tennessee, General Obligation Bonds, Series 2002A, 5.000%, 5/01/25	5/12 at 100.00	AA	6,319,234

1,000	Lincoln County, Tennessee, General Obligation Refunding Bonds, Series 2001, 5.250%, 4/01/19 – FGIC Insured	No Opt. Call	Aaa	1,123,170

1,000	Marion County, Tennessee, General Obligation Rural School Bonds, Series 2001, 5.000%, 4/01/24 – AMBAC Insured	4/11 at 100.00	Aaa	1,032,470

4,655	Memphis, Tennessee, General Obligation Bonds, Series 2003, 5.000%, 5/01/20	5/11 at 101.00	A1	4,872,575

3,450	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2004, 5.250%, 6/01/15	6/14 at 100.00	AA	3,782,856

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2005C, 5.000%, 2/01/19	2/15 at 100.00	AA	2,132,860

3,600	Metropolitan Nashville & Davidson Counties, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 1/01/11	No Opt. Call	AA	3,791,592

1,300	Montgomery County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/15 – FGIC Insured	5/14 at 102.00	Aaa	1,425,697

1,120	Overton County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 4/01/14 – MBIA Insured	No Opt. Call	Aaa	1,215,670

	Putnam County, Tennessee, General Obligation School Refunding Bonds, Series 2001:

1,000	5.250%, 4/01/18 – FGIC Insured	No Opt. Call	Aaa	1,114,340

2,960	5.250%, 4/01/19 – FGIC Insured	No Opt. Call	Aaa	3,301,584

2,645	5.250%, 4/01/20 – FGIC Insured	No Opt. Call	Aaa	2,952,005

1,205	Roane County, Tennessee, General Obligation Rural School Bonds, Series 2004, 5.000%, 5/01/16 – MBIA Insured	5/14 at 100.00	Aaa	1,300,749

3,500	Shelby County, Tennessee, General Obligation Bonds, Series 2005A, 5.000%, 4/01/17 – AMBAC Insured	4/15 at 100.00	AAA	3,801,070

1,645	Smith County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/20 – AMBAC Insured	4/15 at 102.00	Aaa	1,768,852

Portfolio of Investments (Unaudited)

Nuveen Tennessee Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General (continued)

$1,750	Sullivan County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AMBAC Insured	5/15 at 102.00	Aaa		$1,915,848

1,965	Sullivan County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/24 – AMBAC Insured	4/15 at 102.00	Aaa		2,093,865

1,000	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2002, 5.000%, 3/01/17	3/13 at 102.00	Aa1		1,080,830

1,200	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004B, 5.000%, 5/01/20	5/15 at 100.00	Aa1		1,279,356

1,435	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004, 5.000%, 4/01/18	No Opt. Call	Aa1		1,579,060

1,350	Williamson County, Tennessee, General Obligation Bonds, Series 2004B, 5.000%, 5/01/22	5/15 at 100.00	Aa1		1,427,180
58,165	Total Tax Obligation/General				62,670,062
	Tax Obligation/Limited – 1.8%

1,790	Coffee County Public Building Authority, Manchester, Tennessee, General Obligation Local Government Improvement Bonds, Series 2003Z-1-A, 5.375%, 6/01/18 – AMBAC Insured	6/13 at 100.00	Aaa		1,934,811

4,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 5.000%, 12/01/24 – AMBAC Insured	6/09 at 100.00	AAA		4,051,960
5,790	Total Tax Obligation/Limited				5,986,771
	Telecommunication Services – 0.8%

2,700	Fayetteville, Tennessee, Revenue Bonds, Broadband Telecommunications Network, Series 2000, 6.500%, 4/01/20	4/08 at 101.00	N/R		2,627,505
	Transportation – 3.8%

	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D:
4,000	6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		4,189,800
1,640	6.125%, 3/01/25 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		1,722,180

3,710	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001A, 5.500%, 3/01/17 – FSA Insured (Alternative Minimum Tax)	3/11 at 100.00	AAA		3,850,943

2,850	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001B, 5.125%, 3/01/26 – FSA Insured	3/11 at 100.00	AAA		2,909,024
12,200	Total Transportation				12,671,947
	U.S. Guaranteed – 24.9% (4)

5,000	Chattanooga Industrial Development Board, Tennessee, Lease Rental Revenue Bonds, Series 2000, 5.625%, 10/01/30 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 100.00	AAA		5,315,500

1,520	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 1992, 0.000%, 2/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA		1,103,368

4,505	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 2001, 5.000%, 2/01/22 (Pre-refunded 2/01/11) – FSA Insured	2/11 at 100.00	Aaa		4,739,711

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
2,365	5.125%, 7/01/25 – MBIA Insured (ETM)	1/09 at 101.00	AAA		2,421,169
9,395	5.250%, 7/01/28 – MBIA Insured (ETM)	1/09 at 101.00	AAA		9,622,359

7,795	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – MBIA Insured	7/23 at 100.00	AAA		7,972,570

6,195	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 1999, 5.625%, 4/01/29 (Pre-refunded 4/01/09)	4/09 at 101.00	Baa1	(4)	6,437,039

10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AAA		10,834,000

4,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Adventist Health System/Sunbelt Obligated Group, Series 2000, 6.600%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 101.00	A+	(4)	4,404,800

2,335	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Health Facility Revenue Bonds, Richland Place Inc., Series 1998, 5.500%, 5/01/23 (Pre-refunded 2/02/08) – RAAI Insured	2/08 at 102.00	AA	(4)	2,389,732

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc., Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	Aaa		$10,102,897

	Montgomery County Health, Educational and Housing Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Clarksville Regional Health System, Series 1998:
1,500	5.375%, 1/01/18 (Pre-refunded 1/01/08)	1/08 at 101.00	Baa2	(4)	1,517,295
2,500	5.375%, 1/01/28 (Pre-refunded 1/01/08)	1/08 at 101.00	Baa2	(4)	2,528,825

245	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AAA		303,653

5,200	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St. Jude’s Children’s Research Foundation, Series 1999, 5.375%, 7/01/29 (Pre-refunded 7/01/09)	7/09 at 102.00	N/R	(4)	5,465,252

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002:
2,345	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	2,643,190
1,405	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	1,583,660

2,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2002A, 5.125%, 5/01/27 (Pre-refunded 5/01/12) – FSA Insured	5/12 at 100.00	AAA		2,151,040

360	Wilson County Water and Wastewater Authority, Tennessee, Waterworks Revenue Refunding and Improvement Bonds, Series 1993, 6.000%, 3/01/14 (Pre-refunded 3/01/08)	3/08 at 102.00	Baa1	(4)	369,414
87,335	Total U.S. Guaranteed				81,905,474
	Utilities – 15.8%

2,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/21	No Opt. Call	A+		1,959,460

5,000	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2007, 5.000%, 9/01/32 – XLCA Insured	9/17 at 100.00	Aaa		5,237,500

1,830	Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding Bonds, Series 2002, 5.250%, 2/01/17 – FSA Insured	No Opt. Call	Aaa		2,041,676

2,995	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 2001, 5.000%, 2/01/22 – FSA Insured	2/11 at 100.00	Aaa		3,104,377

1,100	Dickson, Tennessee, Electric System Revenue Bonds, Series 2002, 5.000%, 9/01/16 – FSA Insured	9/12 at 102.00	Aaa		1,191,278

	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A:
2,000	5.000%, 12/01/14 – MBIA Insured	12/13 at 100.00	AAA		2,160,820
2,855	5.000%, 12/01/17 – MBIA Insured	12/13 at 100.00	AAA		3,040,033

7,800	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 1996A, 0.000%, 5/15/11 – MBIA Insured	No Opt. Call	AAA		6,915,636

3,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 1998A, 5.200%, 5/15/23	5/08 at 102.00	AA		3,077,400

9,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2001A, 5.125%, 5/15/26	5/11 at 100.00	AA		9,232,560

5,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/23 – FGIC Insured	7/15 at 100.00	AAA		5,163,850

5,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/23 – MBIA Insured	7/15 at 100.00	AAA		5,262,350

1,500	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	AA–		1,516,875

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
300	5.000%, 2/01/23	No Opt. Call	AA–		298,875
100	5.000%, 2/01/24	No Opt. Call	AA–		99,064

1,800	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BBB–		1,768,122
51,280	Total Utilities				52,069,876

Portfolio of Investments (Unaudited)

Nuveen Tennessee Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 12.2%

$1,000	Dickson County Water Authority, Tennessee, Waterworks System Revenue Bonds, Series 2002, 5.000%, 12/01/19 – FGIC Insured	12/12 at 100.00	Aaa	$1,053,970

2,525	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 4/01/36 – FGIC Insured	4/17 at 100.00	AAA	2,617,289

1,840	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Series 2005, 5.000%, 9/01/24 – MBIA Insured	9/15 at 100.00	Aaa	1,943,279

	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2004:
1,175	5.000%, 9/01/19 – MBIA Insured	9/14 at 100.00	Aaa	1,256,122
1,225	5.000%, 9/01/20 – MBIA Insured	9/14 at 100.00	Aaa	1,307,467

10,610	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2007, 5.250%, 9/01/42 – FGIC Insured	9/17 at 100.00	Aaa	11,261,983

3,000	Madison Suburban Utility District, Tennessee, Water Revenue Refunding Bonds, Series 1995, 5.000%, 2/01/19 – MBIA Insured	2/08 at 100.00	AAA	3,006,030

5,000	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2002, 5.000%, 10/01/21	10/12 at 100.00	AA	5,261,400

	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2004:
1,295	5.000%, 2/01/20 – MBIA Insured	2/14 at 102.00	Aaa	1,380,703
1,300	5.000%, 2/01/22 – MBIA Insured	2/14 at 100.00	Aaa	1,374,906

2,000	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2006, 5.000%, 2/01/36 – FSA Insured	2/16 at 100.00	Aaa	2,084,960

1,060	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.125%, 1/01/26 – FSA Insured	1/11 at 100.00	Aaa	1,095,192

5,000	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2006, 5.000%, 1/01/28 – MBIA Insured	1/17 at 100.00	Aaa	5,258,850

1,140	Wilson County Water and Wastewater Authority, Tennessee, Waterworks Revenue Refunding and Improvement Bonds, Series 1993, 6.000%, 3/01/14	3/08 at 102.00	Baa1	1,167,907
38,170	Total Water and Sewer			40,070,058
$336,090	Total Investments (cost $320,916,708) – 100.7%			331,851,157

	Floating Rate Obligations – (1.5)%			(5,000,000)

	Other Assets Less Liabilities – 0.8%			2,572,228

	Net Assets – 100%			$329,423,385

Forward Swaps outstanding at November 30, 2007:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (5)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley	$8,000,000	Pay	3-Month USD-LIBOR	5.311%	Semi-Annually	2/21/08	2/21/25	$438,097
Royal Bank of Canada	3,200,000	Pay	SIFM	4.335	Quarterly	8/06/08	8/06/37	274,525
								$712,622

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM – The daily arithmetic average of the weekly SIFM (Securities Industry and Financial Markets) Municipal Swap Index.

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The AAA ratings shown in the Portfolio of Investments reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on ”negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited)

November 30, 2007

	Georgia	Louisiana	North Carolina	Tennessee
Assets
Investments, at value (cost $215,727,267, $95,484,593, $361,120,854 and $320,916,708, respectively)	$221,025,531	$98,350,180	$368,818,893	$331,851,157
Cash	3,236,390	88,237	5,595,194	—
Unrealized appreciation on forward swaps	—	—	—	712,622
Receivables:
Interest	3,494,847	1,144,726	5,473,326	4,134,373
Investments sold	—	1,318,195	—	—
Shares sold	176,491	—	1,701,614	514,297
Other assets	11,686	137	3,791	35,757
Total assets	227,944,945	100,901,475	381,592,818	337,248,206
Liabilities
Cash overdraft	—	—	—	963,574
Floating rate obligations	—	4,995,000	12,655,000	5,000,000
Payables:
Investments purchased	5,108,735	3,962,320	—	—
Shares redeemed	185,959	83,520	2,549,137	469,120
Accrued expenses:
Management fees	95,171	39,784	154,544	141,146
12b-1 distribution and service fees	42,552	24,638	57,857	82,600
Other	48,267	26,586	65,193	103,013
Dividends payable	733,318	300,806	1,216,245	1,065,368
Total liabilities	6,214,002	9,432,654	16,697,976	7,824,821
Net assets	$221,730,943	$91,468,821	$364,894,842	$329,423,385
Class A Shares
Net assets	$118,918,019	$71,960,611	$175,826,567	$265,367,261
Shares outstanding	10,890,491	6,421,237	16,997,597	23,486,682
Net asset value per share	$10.92	$11.21	$10.34	$11.30
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.40	$11.70	$10.79	$11.80
Class B Shares
Net assets	$7,717,317	$6,140,478	$11,945,821	$11,678,338
Shares outstanding	703,351	548,246	1,152,434	1,032,643
Net asset value and offering price per share	$10.97	$11.20	$10.37	$11.31
Class C Shares
Net assets	$27,909,982	$13,264,824	$32,237,392	$49,144,342
Shares outstanding	2,562,644	1,186,748	3,115,387	4,351,203
Net asset value and offering price per share	$10.89	$11.18	$10.35	$11.29
Class R Shares
Net assets	$67,185,625	$102,908	$144,885,062	$3,233,444
Shares outstanding	6,167,902	9,155	13,966,712	286,205
Net asset value and offering price per share	$10.89	$11.24	$10.37	$11.30

Net Assets Consist of:
Capital paid-in	$216,826,635	$88,207,348	$359,672,497	$315,977,047
Undistributed (Over-distribution of) net investment income	(307,511)	(68,906)	(518,583)	(42,813)
Accumulated net realized gain (loss) from investments and derivative transactions	(86,445)	464,792	(1,957,111)	1,842,080
Net unrealized appreciation (depreciation) of investments and derivative transactions	5,298,264	2,865,587	7,698,039	11,647,071
Net assets	$221,730,943	$91,468,821	$364,894,842	$329,423,385

See accompanying notes to financial statements.

Statement of Operations (Unaudited)

Six Months Ended November 30, 2007

	Georgia	Louisiana	North Carolina	Tennessee
Investment Income	$5,231,693	$2,395,685	$8,345,218	$8,105,695
Expenses
Management fees	578,168	241,162	902,084	857,035
12b-1 service fees – Class A	120,326	70,514	179,784	263,679
12b-1 distribution and service fees – Class B	40,209	31,767	60,383	58,463
12b-1 distribution and service fees – Class C	105,083	49,061	115,917	182,134
Shareholders’ servicing agent fees and expenses	37,235	20,412	47,469	66,711
Interest expense on floating rate obligations	—	96,095	243,301	95,627
Custodian’s fees and expenses	27,340	13,804	55,202	56,166
Trustees’ fees and expenses	2,855	1,238	4,261	4,255
Professional fees	8,644	5,649	11,500	11,455
Shareholders’ reports – printing and mailing expenses	15,809	8,335	19,687	21,006
Federal and state registration fees	5,426	4,217	6,224	8,687
Other expenses	2,869	1,299	3,547	4,680
Total expenses before custodian fee credit	943,964	543,553	1,649,359	1,629,898
Custodian fee credit	(21,751)	(4,612)	(39,332)	(18,977)
Net expenses	922,213	538,941	1,610,027	1,610,921
Net investment income	4,309,480	1,856,744	6,735,191	6,494,774
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(326,200)	291,019	(1,648,423)	858,815
Forward swaps	—	—	(458,000)	111,040
Change in net unrealized appreciation (depreciation) of:
Investments	(366,507)	(314,769)	580,828	(1,113,572)
Forward swaps	—	—	—	948,726
Net realized and unrealized gain (loss)	(692,707)	(23,750)	(1,525,595)	805,009
Net increase (decrease) in net assets from operations	$3,616,773	$1,832,994	$5,209,596	$7,299,783

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

	Georgia		Louisiana
	Six Months Ended 11/30/07	Year Ended 5/31/07	Six Months Ended 11/30/07	Year Ended 5/31/07
Operations
Net investment income	$4,309,480	$7,734,563	$1,856,744	$3,698,945
Net realized gain (loss) from:
Investments	(326,200)	398,166	291,019	237,991
Forward swaps	—	—	—	—
Futures	—	—	—	47,727
Change in net unrealized appreciation (depreciation) of:
Investments	(366,507)	(1,001,599)	(314,769)	1,140,561
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	3,616,773	7,131,130	1,832,994	5,125,224
Distributions to Shareholders
From net investment income:
Class A	(2,428,670)	(4,755,065)	(1,448,431)	(2,890,647)
Class B	(140,224)	(372,730)	(111,771)	(345,883)
Class C	(488,608)	(985,767)	(233,606)	(442,391)
Class R	(1,332,709)	(1,555,625)	(1,607)	(7,932)
From accumulated net realized gains:
Class A	—	—	—	(201,216)
Class B	—	—	—	(29,459)
Class C	—	—	—	(34,318)
Class R	—	—	—	(285)
Decrease in net assets from distributions to shareholders	(4,390,211)	(7,669,187)	(1,795,415)	(3,952,131)
Fund Share Transactions
Proceeds from sale of shares	23,669,373	81,269,818	6,238,068	15,365,785
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,383,009	2,841,988	720,225	1,648,452
	25,052,382	84,111,806	6,958,293	17,014,237
Cost of shares redeemed	(21,707,643)	(37,410,099)	(7,915,890)	(16,173,301)
Net increase (decrease) in net assets from Fund share transactions	3,344,739	46,701,707	(957,597)	840,936
Net increase (decrease) in net assets	2,571,301	46,163,650	(920,018)	2,014,029
Net assets at the beginning of period	219,159,642	172,995,992	92,388,839	90,374,810
Net assets at the end of period	$221,730,943	$219,159,642	$91,468,821	$92,388,839
Undistributed (Over-distribution of) net investment income at the end of period	$(307,511)	$(226,780)	$(68,906)	$(130,235)

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	North Carolina		Tennessee
	Six Months Ended 11/30/07	Year Ended 5/31/07	Six Months Ended 11/30/07	Year Ended 5/31/07
Operations
Net investment income	$6,735,191	$10,639,236	$6,494,774	$13,185,607
Net realized gain (loss) from:
Investments	(1,648,423)	320,084	858,815	928,518
Forward swaps	(458,000)	—	111,040	—
Futures	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	580,828	(922,090)	(1,113,572)	(352,735)
Forward swaps	—	—	948,726	(236,104)
Net increase (decrease) in net assets from operations	5,209,596	10,037,230	7,299,783	13,525,286
Distributions to Shareholders
From net investment income:
Class A	(3,631,131)	(7,028,740)	(5,302,032)	(10,707,246)
Class B	(206,985)	(529,729)	(200,619)	(495,814)
Class C	(532,258)	(1,076,793)	(848,667)	(1,651,251)
Class R	(2,537,344)	(2,086,086)	(65,787)	(114,831)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Decrease in net assets from distributions to shareholders	(6,907,718)	(10,721,348)	(6,417,105)	(12,969,142)
Fund Share Transactions
Proceeds from sale of shares	87,865,241	132,049,427	15,359,540	27,251,479
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,202,282	4,534,808	3,041,459	5,933,361
	90,067,523	136,584,235	18,400,999	33,184,840
Cost of shares redeemed	(50,959,661)	(45,033,590)	(21,136,063)	(40,289,115)
Net increase (decrease) in net assets from Fund share transactions	39,107,862	91,550,645	(2,735,064)	(7,104,275)
Net increase (decrease) in net assets	37,409,740	90,866,527	(1,852,386)	(6,548,131)
Net assets at the beginning of period	327,485,102	236,618,575	331,275,771	337,823,902
Net assets at the end of period	$364,894,842	$327,485,102	$329,423,385	$331,275,771
Undistributed (Over-distribution of) net investment income at the end of period	$(518,583)	$(346,056)	$(42,813)	$(120,482)

See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”), Nuveen North Carolina Municipal Bond Fund (“North Carolina”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high levels of tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds. Effective October 31, 2007, each Fund may invest up to 20% of their net assets in below-investment grade (“high yield” or “junk”) municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap or futures contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2007, Georgia and Louisiana had outstanding when-issued/delayed delivery purchase commitments of $3,016,016 and $3,962,320, respectively. There were no such outstanding purchase commitments in North Carolina or Tennessee.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate

Notes to Financial Statements (Unaudited) (continued)

certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” in the Statement of Operations.

During the six months ended November 30, 2007, Louisiana, North Carolina and Tennessee invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Georgia did not invest in any such instruments during the six months ended November 30, 2007.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2007, were as follows:

	Louisiana	North Carolina	Tennessee
Average floating rate obligations	$4,995,000	$12,655,000	$5,000,000
Average annual interest rate and fees	3.84%	3.83%	3.81%

Forward Swap Transactions

The Funds are authorized to invest in forward interest rate swap transactions. The Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Tennessee and North Carolina were the only Funds to invest in forward interest rate swap transactions during the six months ended November 30, 2007.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. None of the Funds invested in futures contracts during the six months ended November 30, 2007.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Georgia
	Six Months Ended 11/30/07		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	635,238	$6,875,676	1,445,824	$16,017,811
Class A – automatic conversion of Class B shares	56,216	611,729	241,508	2,673,127
Class B	11,984	142,343	43,397	479,581
Class C	203,962	2,212,205	569,994	6,306,398
Class R	1,273,335	13,827,420	5,052,700	55,792,901
Shares issued to shareholders due to reinvestment of distributions:
Class A	99,210	1,080,572	192,765	2,136,497
Class B	6,061	66,156	15,983	177,495
Class C	18,496	200,921	36,612	404,935
Class R	3,255	35,360	11,135	123,061
	2,307,757	25,052,382	7,609,918	84,111,806
Shares redeemed:
Class A	(1,060,911)	(11,524,097)	(1,353,883)	(14,977,173)
Class B	(109,807)	(1,181,583)	(208,226)	(2,308,794)
Class B – automatic conversion to Class A shares	(56,098)	(611,729)	(240,933)	(2,673,127)
Class C	(231,723)	(2,514,215)	(671,354)	(7,394,731)
Class R	(542,267)	(5,876,019)	(905,070)	(10,056,274)
	(2,000,806)	(21,707,643)	(3,379,466)	(37,410,099)
Net increase (decrease)	306,951	$3,344,739	4,230,452	$46,701,707

Notes to Financial Statements (Unaudited) (continued)

	Louisiana
	Six Month Ended 11/30/07		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	393,033	$4,378,474	775,200	$8,720,705
Class A – automatic conversion of Class B shares	65,359	730,032	252,090	2,834,735
Class B	2,354	26,138	24,786	279,102
Class C	94,407	1,048,606	225,544	2,531,174
Class R	4,916	54,818	88,113	1,000,069
Shares issued to shareholders due to reinvestment of distributions:
Class A	52,036	579,741	115,490	1,298,924
Class B	3,706	41,269	13,184	148,071
Class C	8,874	98,636	17,735	199,057
Class R	52	579	212	2,400
	624,737	6,958,293	1,512,354	17,014,237
Shares redeemed:
Class A	(469,557)	(5,218,858)	(739,206)	(8,295,381)
Class B	(87,279)	(967,537)	(213,324)	(2,386,713)
Class B – automatic conversion to Class A shares	(65,411)	(730,032)	(252,297)	(2,834,735)
Class C	(86,156)	(954,226)	(148,003)	(1,652,689)
Class R	(4,086)	(45,237)	(88,908)	(1,003,783)
	(712,489)	(7,915,890)	(1,441,738)	(16,173,301)
Net increase (decrease)	(87,752)	$(957,597)	70,616	$840,936

	North Carolina
	Six Months Ended 11/30/07		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,482,618	$15,197,973	3,070,965	$32,286,819
Class A – automatic conversion of Class B shares	110,629	1,140,293	288,467	3,034,450
Class B	57,390	589,926	26,586	280,860
Tlass C	419,199	4,309,972	523,909	5,489,056
Class R	6,464,782	66,627,077	8,636,965	90,958,242
Shares issued to shareholders due to reinvestment of distributions:
Class A	165,537	1,706,879	343,789	3,611,757
Class B	9,137	94,437	22,306	234,773
Class C	25,884	267,030	50,074	526,245
Class R	12,952	133,936	15,376	162,033
	8,748,128	90,067,523	12,978,437	136,584,235
Shares redeemed:
Class A	(2,654,421)	(27,219,853)	(2,547,066)	(26,724,311)
Class B	(138,366)	(1,427,906)	(202,761)	(2,130,957)
Class B – automatic conversion to Class A shares	(110,414)	(1,140,293)	(287,808)	(3,034,450)
Class C	(295,627)	(3,041,332)	(541,132)	(5,675,408)
Class R	(1,759,808)	(18,130,277)	(709,614)	(7,468,464)
	(4,958,636)	(50,959,661)	(4,288,381)	(45,033,590)
Net increase (decrease)	3,789,492	$39,107,862	8,690,056	$91,550,645

	Tennessee
	Six Months Ended 11/30/07		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	915,750	$10,264,877	1,505,310	$17,109,929
Class A – automatic conversion of Class B shares	82,940	928,910	239,980	2,723,541
Class B	22,033	246,124	38,954	442,571
Class C	326,874	3,662,911	577,466	6,562,009
Class R	22,989	256,718	36,233	413,429
Shares issued to shareholders due to reinvestment of distributions:
Class A	227,122	2,549,452	438,183	4,979,508
Class B	9,563	107,436	23,973	272,504
Class C	31,131	349,175	54,871	623,475
Class R	3,154	35,396	5,092	57,874
	1,641,556	18,400,999	2,920,062	33,184,840
Shares redeemed:
Class A	(1,351,541)	(15,119,092)	(2,554,915)	(29,008,907)
Class B	(74,823)	(839,824)	(265,474)	(3,017,748)
Class B – automatic conversion to Class A shares	(82,866)	(928,910)	(239,776)	(2,723,541)
Class C	(375,836)	(4,193,811)	(488,278)	(5,534,750)
Class R	(4,831)	(54,426)	(369)	(4,169)
	(1,889,897)	(21,136,063)	(3,548,812)	(40,289,115)
Net increase (decrease)	(248,341)	$(2,735,064)	(628,750)	$(7,104,275)

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended November 30, 2007, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Purchases	$31,058,628	$9,982,890	$68,823,664	$28,031,332
Sales and maturities	26,474,491	8,093,482	37,160,999	27,442,974

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2007, the cost of investments was as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Cost of investments	$215,724,728	$90,476,447	$348,454,911	$315,815,674

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2007, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Gross unrealized:
Appreciation	$6,666,176	$3,272,584	$9,220,825	$12,655,786
Depreciation	(1,365,373)	(393,861)	(1,511,022)	(1,620,303)
Net unrealized appreciation (depreciation) of investments	$5,300,803	$2,878,723	$7,709,803	$11,035,483

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2007, the Funds’ last tax year end, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Undistributed net tax-exempt income*	$487,523	$160,336	$649,414	$800,984
Undistributed net ordinary income**	—	19,861	46,711	56,224
Undistributed net long-term capital gains	239,755	153,912	149,312	872,225

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2007, paid on June 1, 2007.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2007, was designated for purposes of the dividends paid deduction as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income	$7,495,962	$3,693,921	$10,423,900	$12,992,949
Distributions from net ordinary income**	—	—	—	—
Distributions from net long-term capital gains	—	265,278	—	—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of November 30, 2007, the complex-level fee rate was .1837%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended November 30, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Sales charges collected	$61,708	$66,166	$93,587	$135,042
Paid to financial intermediaries	53,969	57,187	84,535	120,654

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2007, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Commission advances	$32,271	$27,281	$76,145	$74,939

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2007, the Distributor retained such 12b-1 fees as follows:

	Georgia	Louisiana	North Carolina	Tennessee
12b-1 fees retained	$54,248	$34,927	$64,373	$72,226

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2007, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
CDSC retained	$10,091	$5,825	$11,360	$7,547

Notes to Financial Statements (Unaudited) (continued)

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser at the same fee rate. The new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Funds has concluded that there are no significant uncertain tax positions that require recognition in the Funds’ financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 27, 2007, to shareholders of record on December 21, 2007, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Dividend per share:
Class A	$.0365	$.0380	$.0345	$.0375
Class B	.0300	.0310	.0280	.0305
Class C	.0315	.0330	.0295	.0325
Class R	.0385	.0400	.0360	.0395

The following Funds also declared capital gain and/or net ordinary income distributions, for each share class, which were paid on December 5, 2007, to shareholders of record on December 3, 2007, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Capital gains distribution per share	$.0118	$.0483	$.0042	$.0598
Net ordinary income distribution per share*	—	.0024	.0013	.0057

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
GEORGIA											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (3/86)
2008(e)	$10.96	$.22	$(.04)	$.18	$(.22)	$—	$(.22)	$10.92	1.66%	$118,918.82		%*	3.95	%*	.82	%*	3.95	%*	.80	%*	3.97	%*	12%
2007	10.96	.44	— **	.44	(.44)	—	(.44)	10.96	4.02	122,299.82			3.97		.82		3.97		.80		3.99		6
2006	11.31	.45	(.30)	.15	(.46)	(.04)	(.50)	10.96	1.32	116,580.85			4.08		.85		4.08		.84		4.09		9
2005	10.84	.47	.48	.95	(.48)	—	(.48)	11.31	8.92	115,351.86			4.23		.86		4.23		.85		4.24		10
2004	11.34	.49	(.51)	(.02)	(.48)	—	(.48)	10.84	(.17)	112,106.86			4.41		.86		4.41		.85		4.41		19
2003	10.74	.49	.64	1.13	(.49)	(.04)	(.53)	11.34	10.78	118,307.88			4.43		.88		4.43		.87		4.44		15
Class B (2/97)
2008(e)	10.98	.18	(.01)	.17	(.18)	—	(.18)	10.97	1.57	7,717	1.57	*	3.21	*	1.57	*	3.21	*	1.55	*	3.23	*	12
2007	10.99	.36	(.01)	.35	(.36)	—	(.36)	10.98	3.20	9,346	1.58		3.23		1.58		3.23		1.56		3.25		6
2006	11.34	.37	(.30)	.07	(.38)	(.04)	(.42)	10.99	.56	13,638	1.60		3.33		1.60		3.33		1.59		3.34		9
2005	10.86	.39	.49	.88	(.40)	—	(.40)	11.34	8.19	16,776	1.61		3.48		1.61		3.48		1.60		3.49		10
2004	11.36	.41	(.51)	(.10)	(.40)	—	(.40)	10.86	(.92)	17,738	1.61		3.66		1.61		3.66		1.60		3.66		19
2003	10.76	.41	.64	1.05	(.41)	(.04)	(.45)	11.36	9.92	20,425	1.63		3.68		1.63		3.68		1.62		3.70		15
Class C (1/94)
2008(e)	10.93	.19	(.04)	.15	(.19)	—	(.19)	10.89	1.38	27,910	1.37	*	3.40	*	1.37	*	3.40	*	1.35	*	3.42	*	12
2007	10.94	.38	(.01)	.37	(.38)	—	(.38)	10.93	3.38	28,110	1.37		3.42		1.37		3.42		1.35		3.44		6
2006	11.28	.39	(.29)	.10	(.40)	(.04)	(.44)	10.94	.87	28,835	1.40		3.53		1.40		3.53		1.39		3.54		9
2005	10.81	.41	.48	.89	(.42)	—	(.42)	11.28	8.36	27,257	1.41		3.68		1.41		3.68		1.40		3.68		10
2004	11.31	.43	(.51)	(.08)	(.42)	—	(.42)	10.81	(.71)	24,293	1.41		3.86		1.41		3.86		1.40		3.86		19
2003	10.73	.43	.62	1.05	(.43)	(.04)	(.47)	11.31	10.00	28,367	1.43		3.88		1.43		3.88		1.42		3.89		15
Class R (2/97)
2008(e)	10.93	.23	(.04)	.19	(.23)	—	(.23)	10.89	1.77	67,186.62		*	4.15	*	.62	*	4.15	*	.60	*	4.17	*	12
2007	10.94	.46	(.01)	.45	(.46)	—	(.46)	10.93	4.16	59,404.62			4.15		.62		4.15		.60		4.17		6
2006	11.29	.48	(.31)	.17	(.48)	(.04)	(.52)	10.94	1.54	13,942.66			4.26		.66		4.26		.64		4.27		9
2005	10.81	.49	.49	.98	(.50)	—	(.50)	11.29	9.24	3,491.66			4.42		.66		4.42		.65		4.43		10
2004	11.31	.51	(.51)	—	(.50)	—	(.50)	10.81	(.01)	2,782.66			4.61		.66		4.61		.65		4.61		19
2003	10.71	.51	.64	1.15	(.51)	(.04)	(.55)	11.31	10.99	3,054.68			4.63		.68		4.63		.67		4.65		15

*	Annualized.
**	Per share Net Realized/Unrealized Gain (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended November 30, 2007.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
LOUISIANA											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Portfolio Turnover Rate
Class A (9/89)
2008(f)	$11.20	$.24	$— **	$.24	$(.23)	$—	$(.23)	$11.21	2.15%	$71,961	1.06	%*	4.22	%*	1.06	%*	4.22	%*	1.05	%*	4.23	%*	8%
2007	11.05	.47	.17	.64	(.46)	(.03)	(.49)	11.20	5.91	71,453.97			4.14		.97		4.14		.96		4.15		10
2006	11.52	.47	(.39)	.08	(.47)	(.08)	(.55)	11.05	.71	66,041.88			4.17		.88		4.17		.87		4.18		5
2005	11.11	.49	.41	.90	(.49)	—	(.49)	11.52	8.28	87,348.86			4.31		.86		4.31		.85		4.32		22
2004	11.76	.51	(.66)	(.15)	(.50)	—	(.50)	11.11	(1.25)	81,164.87			4.43		.87		4.43		.86		4.44		12
2003	11.15	.52	.62	1.14	(.53)	—	(.53)	11.76	10.45	94,545.87			4.54		.87		4.54		.86		4.55		11
Class B (2/97)
2008(f)	11.19	.19	.01	.20	(.19)	—	(.19)	11.20	1.77	6,140	1.81	*	3.48	*	1.81	*	3.48	*	1.80	*	3.49	*	8
2007	11.04	.38	.18	.56	(.38)	(.03)	(.41)	11.19	5.13	7,777	1.73		3.39		1.73		3.39		1.71		3.40		10
2006	11.51	.38	(.38)	—	(.39)	(.08)	(.47)	11.04	(.04)	12,393	1.63		3.43		1.63		3.43		1.62		3.43		5
2005	11.10	.41	.41	.82	(.41)	—	(.41)	11.51	7.49	17,053	1.61		3.56		1.61		3.56		1.60		3.57		22
2004	11.75	.42	(.65)	(.23)	(.42)	—	(.42)	11.10	(2.06)	19,004	1.62		3.68		1.62		3.68		1.61		3.69		12
2003	11.14	.43	.62	1.05	(.44)	—	(.44)	11.75	9.74	23,169	1.62		3.79		1.62		3.79		1.61		3.80		11
Class C (2/94)
2008(f)	11.17	.20	.01	.21	(.20)	—	(.20)	11.18	1.89	13,265	1.61	*	3.67	*	1.61	*	3.67	*	1.60	*	3.68	*	8
2007	11.02	.40	.18	.58	(.40)	(.03)	(.43)	11.17	5.37	13,066	1.52		3.59		1.52		3.59		1.50		3.60		10
2006	11.49	.41	(.39)	.02	(.41)	(.08)	(.49)	11.02	.17	11,842	1.43		3.63		1.43		3.63		1.42		3.64		5
2005	11.08	.43	.41	.84	(.43)	—	(.43)	11.49	7.73	13,985	1.41		3.76		1.41		3.76		1.40		3.77		22
2004	11.74	.44	(.66)	(.22)	(.44)	—	(.44)	11.08	(1.86)	14,287	1.42		3.88		1.42		3.88		1.41		3.89		12
2003	11.13	.46	.62	1.08	(.47)	—	(.47)	11.74	9.89	18,868	1.42		3.99		1.42		3.99		1.41		4.00		11
Class R (2/97)
2008(f)	11.23	.25	— **	.25	(.24)	—	(.24)	11.24	2.26	103.87		*	4.43	*	.87	*	4.43	*	.86	*	4.44	*	8
2007	11.11	.49	.15	.64	(.49)	(.03)	(.52)	11.23	5.83	93.77			4.24		.77		4.24		.75		4.24		10
2006	11.58	.47	(.37)	.10	(.49)	(.08)	(.57)	11.11	.92	98.67			4.35		.67		4.35		.66		4.35		5
2005	11.16	.51	.43	.94	(.52)	—	(.52)	11.58	8.56	309.66			4.50		.66		4.50		.65		4.51		22
2004	11.82	.53	(.66)	(.13)	(.53)	—	(.53)	11.16	(1.12)	215.67			4.63		.67		4.63		.66		4.63		12
2003	11.16	.54	.67	1.21	(.55)	—	(.55)	11.82	11.12	138.67			4.73		.67		4.73		.66		4.74		11

*	Annualized.
**	Per share Net Realized/Unrealized Gain (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
2008(f)	.21	%*
2007	.11
2006	—
2005	—
2004	—
2003	—

(f)	For the six months ended November 30, 2007.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
NORTH CAROLINA											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Portfolio Turnover Rate
Class A (3/86)
2008(f)	$10.41	$.20	$(.06)	$.14	$(.21)	$—	$(.21)	$10.34	1.34%	$175,827.95		%*	3.87	%*	.95	%*	3.87	%*	.92	%*	3.90	%*	11%
2007	10.40	.41	.01	.42	(.41)	—	(.41)	10.41	4.11	186,198.93			3.86		.93		3.86		.90		3.88		6
2006	10.72	.42	(.26)	.16	(.42)	(.06)	(.48)	10.40	1.57	174,009.85			3.98		.85		3.98		.84		3.99		15
2005	10.37	.44	.36	.80	(.45)	—	(.45)	10.72	7.83	174,515.85			4.17		.85		4.17		.84		4.18		18
2004	10.86	.46	(.49)	(.03)	(.46)	—	(.46)	10.37	(.31)	167,738.86			4.30		.86		4.30		.85		4.31		16
2003	10.24	.46	.62	1.08	(.46)	—	(.46)	10.86	10.82	175,654.86			4.37		.86		4.37		.85		4.38		17
Class B (2/97)
2008(f)	10.43	.16	(.05)	.11	(.17)	—	(.17)	10.37	1.05	11,946	1.69	*	3.13	*	1.69	*	3.13	*	1.67	*	3.15	*	11
2007	10.42	.33	.02	.35	(.34)	—	(.34)	10.43	3.34	13,917	1.68		3.12		1.68		3.12		1.66		3.14		6
2006	10.73	.34	(.25)	.09	(.34)	(.06)	(.40)	10.42	.88	18,506	1.60		3.23		1.60		3.23		1.59		3.24		15
2005	10.38	.36	.36	.72	(.37)	—	(.37)	10.73	7.00	21,146	1.60		3.42		1.60		3.42		1.59		3.43		18
2004	10.88	.38	(.50)	(.12)	(.38)	—	(.38)	10.38	(1.13)	21,075	1.61		3.55		1.61		3.55		1.60		3.56		16
2003	10.26	.38	.63	1.01	(.39)	—	(.39)	10.88	9.99	25,027	1.61		3.62		1.61		3.62		1.60		3.63		17
Class C (10/93)
2008(f)	10.41	.17	(.05)	.12	(.18)	—	(.18)	10.35	1.14	32,237	1.49	*	3.32	*	1.49	*	3.32	*	1.47	*	3.35	*	11
2007	10.40	.35	.01	.36	(.35)	—	(.35)	10.41	3.52	30,869	1.48		3.31		1.48		3.31		1.45		3.34		6
2006	10.71	.37	(.26)	.11	(.36)	(.06)	(.42)	10.40	1.09	30,493	1.40		3.43		1.40		3.43		1.39		3.44		15
2005	10.36	.38	.36	.74	(.39)	—	(.39)	10.71	7.23	27,698	1.40		3.62		1.40		3.62		1.39		3.62		18
2004	10.85	.40	(.49)	(.09)	(.40)	—	(.40)	10.36	(.88)	25,576	1.41		3.75		1.41		3.75		1.40		3.76		16
2003	10.23	.40	.62	1.02	(.40)	—	(.40)	10.85	10.21	26,876	1.41		3.82		1.41		3.82		1.40		3.83		17
Class R (2/97)
2008(f)	10.43	.21	(.05)	.16	(.22)	—	(.22)	10.37	1.52	144,885.75		*	4.07	*	.75	*	4.07	*	.72	*	4.09	*	11
2007	10.42	.43	.01	.44	(.43)	—	(.43)	10.43	4.28	96,501.72			4.05		.72		4.05		.69		4.07		6
2006	10.74	.45	(.27)	.18	(.44)	(.06)	(.50)	10.42	1.74	13,611.65			4.16		.65		4.16		.64		4.17		15
2005	10.38	.46	.37	.83	(.47)	—	(.47)	10.74	8.11	3,191.65			4.36		.65		4.36		.64		4.37		18
2004	10.87	.48	(.50)	(.02)	(.47)	—	(.47)	10.38	(.14)	2,802.66			4.50		.66		4.50		.65		4.51		16
2003	10.25	.48	.62	1.10	(.48)	—	(.48)	10.87	11.00	2,453.66			4.57		.66		4.57		.65		4.58		17

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
2008(f)	.14	%*
2007	.11
2006	—
2005	—
2004	—
2003	—

(f)	For the six months ended November 30, 2007.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
TENNESSEE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Portfolio Turnover Rate
Class A (11/87)
2008(f)	$11.27	$.23	$.03	$.26	$(.23)	$—	$(.23)	$11.30	2.29%	$265,367.89		%*	4.05	%*	.89	%*	4.05	%*	.87	%*	4.06	%*	8%
2007	11.25	.46	.01	.47	(.45)	—	(.45)	11.27	4.22	266,017.85			4.03		.85		4.03		.85		4.04		10
2006	11.53	.46	(.26)	.20	(.46)	(.02)	(.48)	11.25	1.78	269,761.83			4.07		.83		4.07		.82		4.08		10
2005	11.15	.48	.41	.89	(.49)	(.02)	(.51)	11.53	8.18	276,606.83			4.24		.83		4.24		.83		4.25		9
2004	11.71	.51	(.55)	(.04)	(.52)	—	(.52)	11.15	(.33)	270,281.84			4.48		.84		4.48		.83		4.49		20
2003	11.06	.53	.67	1.20	(.54)	(.01)	(.55)	11.71	11.09	280,171.84			4.69		.84		4.69		.84		4.70		13
Class B (2/97)
2008(f)	11.28	.19	.02	.21	(.18)	—	(.18)	11.31	1.91	11,678	1.63	*	3.30	*	1.63	*	3.30	*	1.62	*	3.31	*	8
2007	11.26	.37	.02	.39	(.37)	—	(.37)	11.28	3.45	13,067	1.60		3.28		1.60		3.28		1.60		3.28		10
2006	11.54	.38	(.27)	.11	(.37)	(.02)	(.39)	11.26	1.04	18,026	1.58		3.32		1.58		3.32		1.57		3.33		10
2005	11.16	.40	.41	.81	(.41)	(.02)	(.43)	11.54	7.38	20,966	1.58		3.50		1.58		3.50		1.58		3.50		9
2004	11.72	.43	(.56)	(.13)	(.43)	—	(.43)	11.16	(1.06)	21,854	1.59		3.73		1.59		3.73		1.58		3.74		20
2003	11.07	.45	.67	1.12	(.46)	(.01)	(.47)	11.72	10.27	22,843	1.59		3.94		1.59		3.94		1.59		3.95		13
Class C (10/93)
2008(f)	11.26	.20	.03	.23	(.20)	—	(.20)	11.29	2.02	49,144	1.43	*	3.50	*	1.43	*	3.50	*	1.42	*	3.51	*	8
2007	11.25	.40	— **	.40	(.39)	—	(.39)	11.26	3.58	49,208	1.40		3.48		1.40		3.48		1.40		3.49		10
2006	11.53	.40	(.26)	.14	(.40)	(.02)	(.42)	11.25	1.25	47,518	1.38		3.52		1.38		3.52		1.37		3.53		10
2005	11.15	.42	.41	.83	(.43)	(.02)	(.45)	11.53	7.61	44,782	1.38		3.69		1.38		3.69		1.38		3.70		9
2004	11.71	.45	(.55)	(.10)	(.46)	—	(.46)	11.15	(.86)	41,469	1.39		3.93		1.39		3.93		1.38		3.93		20
2003	11.06	.47	.67	1.14	(.48)	(.01)	(.49)	11.71	10.47	42,825	1.39		4.13		1.39		4.13		1.39		4.14		13
Class R (2/97)
2008(f)	11.27	.24	.03	.27	(.24)	—	(.24)	11.30	2.40	3,233.69		*	4.25	*	.69	*	4.25	*	.68	*	4.26	*	8
2007	11.25	.48	.01	.49	(.47)	—	(.47)	11.27	4.44	2,984.65			4.23		.65		4.23		.65		4.24		10
2006	11.53	.49	(.27)	.22	(.48)	(.02)	(.50)	11.25	2.00	2,519.63			4.27		.63		4.27		.62		4.28		10
2005	11.15	.51	.41	.92	(.52)	(.02)	(.54)	11.53	8.39	2,395.63			4.44		.63		4.44		.63		4.45		9
2004	11.71	.53	(.55)	(.02)	(.54)	—	(.54)	11.15	(.12)	2,116.64			4.68		.64		4.68		.63		4.68		20
2003	11.06	.55	.67	1.22	(.56)	(.01)	(.57)	11.71	11.27	1,221.64			4.88		.64		4.88		.64		4.88		13

*	Annualized.
**	Per share Net Realized/Unrealized Gain (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
2008(f)	.06	%*
2007	.03
2006	—
2005	—
2004	—
2003	—

(f)	For the six months ended November 30, 2007.

See accompanying notes to financial statements.

Annual Investment Management Agreement Approval Process

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the “May Meeting”), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a “Fund”) and Nuveen Asset Management (“NAM”). The foregoing Investment Management Agreements with NAM are hereafter referred to as the “Original Investment Management Agreements.”

Subsequent to the May Meeting, Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the “July Meeting”), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the “New Investment Management Agreements”) with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund’s shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review at the May Meeting continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior annual review and the analysis undertaken and the conclusions reached by the Board Members when determining to continue the Original Investment Management Agreements.

I. Approval of the Original Investment Management Agreements

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members also received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by NAM;

•	the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

•

each Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

•	the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of Nuveen in providing the various services;

•

the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

•	the advisory fees NAM assesses to other types of investment products or clients;

•	the soft dollar practices of NAM, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. The Independent Board Members also met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out

Annual Investment Management Agreement Approval Process (continued)

in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. Nature, Extent and Quality of Services

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM’s services. The Board Members reviewed materials outlining, among other things, Nuveen’s organization and business; the types of services that NAM or its affiliates provide or are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the municipal fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members’ experience in governing the respective Funds and working with NAM on matters relating to the Funds.

At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status, and, in particular, the developments in 2006 with respect to NAM’s investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members also recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment processes.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

•	product management;

•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM’s compliance team. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement were satisfactory.

B. The Investment Performance of the Funds and NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Board Members reviewed portfolio level performance (which does not reflect fund level fees and expenses) against customized benchmarks, as described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Nuveen Intermediate Duration Municipal Bond Fund (although such Fund has been reclassified in a more appropriate peer group for 2007).

In addition to the foregoing, with respect to state specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The open-end state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

Further, with respect to each Fund, the Board Members reviewed performance information including, among other things, total return information compared with such Fund’s Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed each Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

During the annual review, the Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of the fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. Based on their review of the fee and expense information provided, the Board Members determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

2. Comparisons with the Fees of Other Clients

At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM’s municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent

Annual Investment Management Agreement Approval Process (continued)

Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangement of each Fund, the Board Members determined that the advisory fees and expenses were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D – “Approval of the New Investment Management Agreements – Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, during the annual review, the Board Members considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Board Members also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements be renewed.

II. Approval of the New Investment Management Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between

Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•

the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•

any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

•

any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on each Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Funds as a result of the Transaction;

•	any legal issues for the Funds as a result of the Transaction;

•

the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of the respective Original Investment Management Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

Annual Investment Management Agreement Approval Process (continued)

A. Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the corresponding Original Investment Management Agreements. The Board Members further noted that key personnel of NAM who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by NAM is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds’ transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. Performance of the Funds

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting as described above and determined such Funds’ performance was satisfactory or better. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C. Fees, Expenses and Profitability

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of Nuveen under the New Investment Management Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components – a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels (subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities, at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. Indirect Benefits

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

Annual Investment Management Agreement Approval Process (continued)

F. Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact of future class-specific expense allocation protocol changes for a particular mutual fund); (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•

The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

Notes

Notes

Notes

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Investment Policy Change: On September 19, 2007, the Board of Trustees voted to authorize all of Nuveen’s non-insured open-end municipal bond Funds not already so authorized the capability of investing up to 20% of their net assets in below-investment grade (“high yield” or “junk”) municipal securities. This investment policy change, effective October 31, 2007, will give the Funds’ portfolio managers greater flexibility to enhance: (1) income, (2) potential total return, both absolute and on a risk-adjusted basis, and (3) portfolio diversification.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $170 billion in assets as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other Information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-MS5-1107D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable to this registrant.

Item 6. Schedule of Investments

See Portfolio of Investments in Item 1

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By	(Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date February 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date February 8, 2008

By	(Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date February 8, 2008

*	Print the name and title of each signing officer under his or her signature.